                                                                     Exhibit 4.7

--------------------------------------------------------------------------------


                               PNC FUNDING CORP,
                                    Issuer,

                              PNC FINANCIAL CORP,
                                   Guarantor,

                                      AND

                      Manufacturers Hanover Trust Company,
                                    Trustee
                                    -------

                                   INDENTURE
                                   ---------

                          Dated as of December 1, 1991
                                   ---------

                           Guaranteed Debt Securities


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS*

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                                                                          Page
                                                                          ----
SECTION 1.01.   Definitions .............................................  2
                "this Indenture" and certain other terms ................  2
                "Act" ...................................................  2
                "Affiliate" .............................................  2
                "Authorized Newspaper" ..................................  3
                "Board of Directors" ....................................  3
                "Board Resolution" ......................................  3
                "Business Day" ..........................................  3
                "Capital Stock" .........................................  3
                "Commission" ............................................  3
                "Company" ...............................................  3
                "Company Request," "Company Order,"
                  "Guarantor Request" and "Guarantor
                   Order" ...............................................  4
                "Component Currency" ....................................  4
                "Consolidated Banking Assets" ...........................  4
                "Conversion Date" .......................................  4
                "Conversion Rate" .......................................  4
                "Corporate Trust Office" ................................  4
                "Coupon" ................................................  4
                "Coupon Security" .......................................  4
                "Default" ...............................................  4
                "Defaulted Interest" ....................................  4
                "Depositary" ............................................  4
                "Dollar" ................................................  5
                "Dollar Determination Agent" ............................  5
                "Dollar Equivalent of the Currency Unit" ................  5
                "Dollar Equivalent of the Foreign Currency" .............  5
                "ECU" ...................................................  5
                "European Communities" ..................................  5
                "Event of Default" ......................................  5
                "Exchange Rate Officer's Certificate" ...................  5
                "Foreign Currency" ......................................  5
                "Fully Registered Security" .............................  5
                "Global Security" .......................................  5
                "Government Obligations" ................................  6
                "Guarantees" ............................................  6
                "Guarantor" .............................................  6

--------------
*       The Table of Contents is not part of the Indenture.

                                                                           Page
                                                                           ----
                "Holder" ................................................   6
                "Indenture" .............................................   7
                "Interest Payment Date" .................................   7
                "Market Exchange Rate" ..................................   7
                "Maturity" ..............................................   7
                "Officers' Certificate" .................................   7
                "Official Currency Unit Exchange Rate" ..................   7
                "Opinion of Counsel" ....................................   7
                "Original Issue Discount Security" ......................   7
                "Outstanding" ...........................................   7
                "Paying Agent" ..........................................   8
                "Person" ................................................   8
                "Place of Payment" ......................................   9
                "Predecessor Securities" ................................   9
                "Principal Corporate Trust Office" ......................   9
                "Principal Subsidiary Bank" .............................   9
                "Redemption Date" .......................................   9
                "Redemption Price" ......................................   9
                "Registered Holder" .....................................   9
                "Registered Security" ...................................  10
                "Regular Record Date" ...................................  10
                "Repayment Date" ........................................  10
                "Repayment Price" .......................................  10
                "Required Currency" .....................................  10
                "Responsible Officer" ...................................  10
                "Security" or "Securities" ..............................  10
                "Security Register" or Security Registrar" ..............  10
                "Senior Debt Securities" ................................  10
                "Senior Company Indebtedness" ...........................  10
                "Senior Guarantor Indebtedness" .........................  11
                "Special Record Date" ...................................  11
                "Specified Amount" ......................................  12
                "Stated Maturity" .......................................  12
                "Subordinated Debt Securities" ..........................  12
                "Subsidiary" ............................................  12
                "Subsidiary Bank" .......................................  12
                "Trust Indenture Act" or "TIA" ..........................  12
                "Trustee" ...............................................  12
                "Unregistered Security" .................................  12
                "Valuation Date" ........................................  12
                "Vice President" ........................................  12
                "Voting Shares" .........................................  13
SECTION 1.02.   Compliance Certificates and Opinions ....................  13
SECTION 1.03.   Form of Documents Delivered to Trustee ..................  14
SECTION 1.04.   Acts of Security Holders ................................  15
SECTION 1.05.   Notices, etc., to Trustee, Company
                  and Guarantor .........................................  16
SECTION 1.06.   Notices to Holders; Waiver ..............................  16
SECTION 1.07.   Conflict with Trust Indenture Act .......................  17
SECTION 1.08.   Effect of Headings and Table of Contents ................  18
SECTION 1.09.   Successors and Assigns ..................................  18

                                                                          Page
                                                                          ----
SECTION 1.10.   Separability Clause .....................................  18
SECTION 1.11.   Benefits of Indenture ...................................  18
SECTION 1.12.   Legal Holidays ..........................................  18
SECTION 1.13.   Governing Law ...........................................  19
SECTION 1.14.   Moneys of Different Currencies To Be
                  Segregated ............................................  19
SECTION 1.15.   Payment To Be in Proper Currency ........................  19

                                  ARTICLE TWO

                                     FORMS

SECTION 2.01.   Forms Generally .........................................  20
SECTION 2.02.   Form of Trustee's Certificate of
                 Authentication .........................................  20
SECTION 2.03.   Forms of Security .......................................  21
SECTION 2.04.   Form of Guarantee .......................................  21
SECTION 2.05.   Securities Issuable in the Form
                 of a Global Security ...................................  22

                                 ARTICLE THREE

                         THE SECURITIES AND THE GUARANTEES

SECTION 3.01.   Title and Terms .........................................  24
SECTION 3.02.   Denominations ...........................................  29
SECTION 3.03.   Execution, Authentication and Delivery ..................  29
SECTION 3.04.   Temporary Securities ....................................  31
SECTION 3.05.   Registration, Registration of Transfer
                  and Exchange ..........................................  32
SECTION 3.06.   Mutilated, Defaced, Destroyed, Lost and
                  Stolen Securities or Coupons ..........................  34
SECTION 3.07.   Payment of Interest; Interest
                 Rights Preserved .......................................  35
SECTION 3.08.   Persons Deemed Owners ...................................  37
SECTION 3.09.   Cancellation of Securities; Destruction
                  Thereof ...............................................  38
SECTION 3.10.   Computation of Interest .................................  38
SECTION 3.11.   Currency and Manner of Payments in Respect
                  of Securities .........................................  38
SECTION 3.12.   Unconditional Guarantee .................................  43
SECTION 3.13.   Execution of Guarantees .................................  45

                                                                          Page
                                                                          ----
                                  ARTICLE FOUR

                            REDEMPTION OF SECURITIES

SECTION 4.01.   Applicability of Article ................................  45
SECTION 4.02.   Notice of Redemption; Selection of
                  Securities ............................................  45
SECTION 4.03.   Payment of Securities Called for
                 Redemption .............................................  47
SECTION 4.04.   Sinking Funds ...........................................  48

                                  ARTICLE FIVE

                                   COVENANTS

SECTION 5.01.   Payment of Principal, Premium and
                  Interest; Compliance with Terms .......................  50
SECTION 5.02.   Maintenance of Agency ...................................  51
SECTION 5.03.   Money for Security Payments To Be
                 Held in Trust ..........................................  52
SECTION 5.04.   Certification of Compliance of the
                  Company and the Guarantor .............................  53
SECTION 5.05.   Corporate Existence .....................................  54
SECTION 5.06.   Limitation on Sale or Issuance
                  of Voting Stock of Principal
                  Subsidiary Banks ......................................  54
SECTION 5.07.   Ownership of the Company ................................  56
SECTION 5.08.   Liens ...................................................  56
SECTION 5.09.   Waiver of Covenants .....................................  58

                                  ARTICLE SIX

                      SECURITY HOLDERS' LISTS AND REPORTS
                       BY TRUSTEE, COMPANY AND GUARANTOR

SECTION 6.01.   Company and Guarantor To Furnish
                 Trustee Names and Addresses
                  of Security Holders ...................................  58
SECTION 6.02.   Preservation of Information;
                  Communications to Security Holders ....................  59
SECTION 6.03.   Reports by Trustee ......................................  59
SECTION 6.04.   Reports by Company and Guarantor ........................  59

                                                                          Page
                                                                          ----
                                 ARTICLE SEVEN

                                    REMEDIES

SECTION 7.01.   Events of Default and Defaults ..........................  59
SECTION 7.02.   Acceleration of Maturity; Rescission
                  and Annulment .........................................  62
SECTION 7.03.   Collection of Indebtedness and Suits
                  for Enforcement by Trustee ............................  64
SECTION 7.04.   Trustee May File Proofs of Claim ........................  65
SECTION 7.05.   Trustee May Enforce Claims Without
                  Possession of Securities ..............................  66
SECTION 7.06.   Application of Money Collected ..........................  67
SECTION 7.07.   Limitation on Suits .....................................  67
SECTION 7.08.   Unconditional Right of Security
                  Holders To Receive Principal,
                  Premium and Interest ..................................  68
SECTION 7.09.   Restoration of Rights and Remedies ......................  69
SECTION 7.10.   Rights and Remedies Cumulative ..........................  69
SECTION 7.11.   Delay or Omission Not Waiver ............................  69
SECTION 7.12.   Control by Security Holders .............................  69
SECTION 7.13.   Waiver of Past Defaults .................................  70
SECTION 7.14.   Undertaking for Costs ...................................  70
SECTION 7.15.   Waiver of Stay or Extension Laws ........................  71
SECTION 7.16.   Judgment Currency .......................................  71

                                 ARTICLE EIGHT

                                  THE TRUSTEE

SECTION 8.01.   Certain Duties and Responsibilities .....................  72
SECTION 8.02.   Notice of Defaults ......................................  73
SECTION 8.03.   Certain Rights of Trustee ...............................  73
SECTION 8.04.   Not Responsible for Recitals or Issuance
                  of Securities and Guarantees ..........................  74
SECTION 8.05.   May Hold Securities .....................................  75
SECTION 8.06.   Money Held in Trust .....................................  75
SECTION 8.07.   Compensation and Reimbursement ..........................  75
SECTION 8.08.   Qualification of Trustee; Conflicting
                  Interests .............................................  76
SECTION 8.09.   Persons Eligible for Appointment
                  as Trustee ............................................  76
SECTION 8.10.   Resignation and Removal; Appointment
                  of Successor ..........................................  77
SECTION 8.11.   Acceptance of Appointment by Successor ..................  79
SECTION 8.12.   Merger, Conversion, Consolidation
                  or Succession to Business of Trustee ..................  80
SECTION 8.13.   Preferential Collection of Claims
                  Against Company and Guarantor .........................  80

                                                                          Page
                                                                          ----
                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 9.01.   Supplemental Indentures Without Consent
                  of Security Holders ...................................  80
SECTION 9.02.   Supplemental Indentures with Consent
                  of Security Holders ...................................  82
SECTION 9.03.   Execution of Supplemental Indentures ....................  83
SECTION 9.04.   Effect of Supplemental Indentures .......................  83
SECTION 9.05.   Conformity with Trust Indenture Act .....................  84
SECTION 9.06.   Reference in Securities to Supplemental
                  Indentures ............................................  84

                                  ARTICLE TEN

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 10.01.  Company May Consolidate, etc., Only on
                  Certain Terms .........................................  84
SECTION 10.02.  Successor Corporation Substituted for
                  Company ...............................................  85
SECTION 10.03.  Guarantor May Consolidate, etc., Only on
                  Certain Terms .........................................  85
SECTION 10.04.  Successor Corporation Substituted for
                  Guarantor .............................................  86
SECTION 10.05.  Company May Consolidate, etc.
                  with Guarantor, Only on
                  Certain Terms .........................................  86

                                 ARTICLE ELEVEN

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01.  Satisfaction and Discharge of Securities
                  of Any Series .........................................  87
SECTION 11.02.  Satisfaction and Discharge of Indenture .................  90
SECTION 11.03.  Application of Trust Money ..............................  90
SECTION 11.04.  Repayment of Moneys Held by Paying Agent ................  91

                                 ARTICLE TWELVE

                                 SUBORDINATION

SECTION 12.01.  Subordinated Debt Securities Subordinated
                 to Senior Company Indebtedness .........................  91
SECTION 12.02.  Payments upon Dissolution of the Company ................  91
SECTION 12.03.  No Payment When Senior Company
                  Indebtedness in Default ...............................  95

                                                                          Page
                                                                          ----
SECTION 12.04.  Guarantees of Subordinated Debt Securities
                  Subordinated to Senior Guarantor
                  Indebtedness ...........................................  96
SECTION 12.05.  Payments Upon Dissolution of the
                  Guarantor ..............................................  96
SECTION 12.06.  No Payment When Senior Guarantor
                  Indebtedness in Default; ............................... 100
SECTION 12.07.  No Impairment of Holders' Rights ......................... 101
SECTION 12.08.  Effectuation of Subordination by
                  Trustee ................................................ 102
SECTION 12.09.  Knowledge of Trustee ..................................... 102
SECTION 12.10.  Trustee's Relation to Senior Company
                  Indebtedness or Senior Guarantor
                  Indebtedness ........................................... 102
SECTION 12.11.  No Waiver of Default or Event of
                 Default ................................................. 103
SECTION 12.12.  Claims of the Trustee .................................... 103

                                 ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 13.01.  Exemption from Individual Liability ...................... 104

                                 ARTICLE FOURTEEN

                                 HOLDERS' MEETINGS

SECTION 14.01.  Purposes of Meetings ..................................... 104
SECTION 14.02.  Call of Meetings by Trustee .............................. 104
SECTION 14.03.  Call of Meetings by Company, Guarantor
                  or Holders ............................................. 105
SECTION 14.04.  Qualifications for Voting ................................ 105
SECTION 14.05.  Regulations .............................................. 105
SECTION 14.06.  Voting ................................................... 106
SECTION 14.07.  No Delay of Rights by Meeting ............................ 107

                                                                     Page
                                                                     ----
                             Cross Reference Table
                             ---------------------

                    Showing Reflection of Certain Provisions
                Required Pursuant to Section 310 through 318(a)
             of Trust Indenture Act of 1939, as Amended, (Including
         Cross-References to Provisions of Sections 310 through 318(a)
                               which, Pursuant to
               Section 318(c) of the Trust Indenture Act of 1939,
               as Amended, are Part of and Govern Such Provisions
         of the Indenture Whether or not Physically Contained Therein*
                             ---------------------

                TIA                                                 Section
                                                                    -------
SECTION 310      (a)(1) .......................................            8.09
                 (a)(2) .......................................            8.09
                 (a)(3) .......................................  Not Applicable
                 (a)(4) .......................................  Not Applicable
                 (a)(5) .......................................            8.09
                 (b) ..........................................  8.08, 8.10(a),
                                                                    (b) and (d)
                 (c) ..........................................  Not Applicable

SECTION 311      (a) ..........................................     8.13(a) and
                                                                (c) (1) and (2)
                 (b) ..........................................         8.13(b)
                 (c) ..........................................  Not Applicable
SECTION 312      (a) ..........................................            6.01
                                                                        6.02(a)
                                                                        6.02(b)
                 (b) .......................................... 6.02(a) and (b)

SECTION 313      (a) ..........................................         6.03(a)
                                                                       6.03 (b)
                 (c) ..........................................            1.06
                                                                        6.03(a)
                                                                        6.03(c)
                                                                        6.04(3)
                                                                           8.02
                 (d) ..........................................         6.03(c)
SECTION 314(a)   (1), (2) and (3) .............................            6.04
                 (a) (4) ......................................            5.04


-----------
*       This Table is not part of the Indenture.

                                                                      Page
                                                                      ----
                 (b) ..........................................  Not Applicable
                 (c)(1) .......................................            1.02
                 (c)(2) .......................................            1.02
                 (c)(3) .......................................  Not Applicable
                 (d) ..........................................  Not Applicable
                 (e) ..........................................            1.02
                 (f) ..........................................  Not Applicable

SECTION 315      (a) ..........................................         8.01(a)
                                                                        8.01(c)
                 (b) ..........................................            8.02
                 (c) ..........................................         8.01(b)
                 (d) ..........................................            8.01
                 (d)(1) .......................................         8.01(a)
                 (d)(2) .......................................      8.01(c)(2)
                 (d)(3) .......................................      8.01(c)(3)
                 (e) ..........................................            7.14

SECTION 316      (a)(1)(A) ....................................            7.02
                                                                           7.12
                 (a)(1)(B) ....................................            7.13
                 (a)(2) ....................................... Not Applicable
                 (a) last sentence ............................            3.08
                 (b) ..........................................            7.08

SECTION 317      (a)(1) .......................................            7.03
                 (a)(2) .......................................            7.04
                 (b) ..........................................            5.03

SECTION 318      (a) ..........................................            1.07

        INDENTURE, dated as of December 1, 1991, among PNC Funding Corp, a Pennsylvania Corporation (hereinafter called the "Company," which term shall include any successors and assigns pursuant to the terms of this Indenture), having its principal executive office at the Marine Bank Building, Ninth and State Streets, Erie, Pennsylvania 16501, PNC Financial Corp, a Pennsylvania corporation (hereinafter called the "Guarantor," which term shall include any successors and assigns pursuant to the terms of this Indenture), having its principal executive office at Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania 15222, and Manufacturers Hanover Trust Company, a New York corporation (hereinafter called the "Trustee"), having its Principal Corporate Trust Office at 450 West 33rd Street, New York, New York 10001.

        WHEREAS, the Company deems it appropriate from time to time to issue its unsecured debentures, notes, bonds or other evidences of indebtedness, to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

        WHEREAS, the Guarantor deems it appropriate to guarantee (hereinafter called the "Guarantees") the Securities on the terms hereinafter provided, and to provide therefor, the Guarantor has duly authorized the execution and delivery of this Indenture;

        WHEREAS, the Trustee deems it appropriate to serve as trustee on the terms hereinafter provided, and to provide therefor, the Trustee has duly authorized the execution and delivery of this Indenture;

        WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done; and

        WHEREAS, all things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

        WHEREAS, all things necessary to make this Indenture a valid agreement of the Trustee, in accordance with its terms, have been done.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders and the Securities, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01  Definitions.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                (1) the term "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated hereunder;

                (2) all references in this instrument to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument; the words "herein," "hereof" and "thereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                (3) the terms defined in this Indenture have the meanings assigned to them in this Indenture and include the plural as well as the singular;

                (4) all other terms used herein which are defined in the Trust Indenture Act, or in Commission rules thereunder, either directly or by reference therein, have the meanings assigned to them therein; and

                (5) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

        Certain terms, used principally in Article Eight, are defined in that Article.

        "Act," when used with respect to any Security Holder, has the meaning specified in Section 1.04.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by Section 3.01 with respect to the Securities of any series the terms of which permit Unregistered Securities or Coupon Securities. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

        "Board of Directors" means, with respect to the Company or the Guarantor, either the Board of Directors of the Company or the Guarantor, as the case may be, or the executive committee of such Board of Directors or other committee duly authorized to act on behalf of the Board of Directors with regard to a given matter.

        "Board Resolution" means, with respect to the Company or the Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day" means each day which is neither a Saturday, Sunday nor other day on which banking institutions or trust companies in the Place of Payment are authorized or required by law or executive order to be closed.

        "Capital Stock" means, as to shares of a particular corporation, outstanding shares of stock of any class whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

        "Company" means the Person named as the "Company" in the first paragraph of this Indenture until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

        "Company Request," "Company Order," "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order signed in the name of the Company or the Guarantor, as the case may be, by its Chairman or any Vice Chairman of the Board of Directors, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Component Currency":  See Section 3.11(i).

        "Consolidated Banking Assets" means the aggregate of the assets of all Subsidiary Banks (including Subsidiaries of such Subsidiary Banks).

        "Conversion Date":  See Section 3.11(e).

        "Conversion Rate":  See Section 7.16.

        "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Registered Securities for payment or for registration of transfer and exchange, presentation of Unregistered Securities for registration and the location of the Securities Register, such term shall mean such office or the agency of the Trustee designated for such purpose.

        "Coupon" means any interest coupon appertaining to any Security.

        "Coupon Security" means any Security authenticated and delivered with one or more Coupons appertaining thereto.

        "Default" has the meaning specified in Section 7.01(c).

        "Defaulted Interest" has the meaning specified in
Section 3.07.

        "Depositary" means (i) with respect to any series of Securities for which the Company shall determine that such Securities will be issued as a Global Security and as a Registered Security, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.05 or 3.01, or (ii) with respect to any series of Securities for which the

Company shall determine that such Securities will be issued as a Global Security and as an Unregistered Security, such person as the Company shall designate pursuant to Section 2.05 or 3.01, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

        "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

        "Dollar Determination Agent" means the New York clearing house bank, if any, from time to time selected by the Company for purposes of Section 3.11.

        "Dollar Equivalent of the Currency Unit": See Section 3.11(h).

        "Dollar Equivalent of the Foreign Currency": See Section 3.11(g).

        "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

        "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

        "Event of Default" has the meaning specified in Article Seven.

        "Exchange Rate Officer's Certificate" means a telex or a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 in the relevant currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer or any Assistant Treasurer of the Company and delivered to the Trustee.

        "Foreign Currency" means a currency issued by the government of any country other than the United States.

        "Fully Registered Security" means any Security registered as to principal and interest, if any.

        "Global Security" means, with respect to any series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to a Company Order, which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same issue date, date or dates on which principal is due, and interest rate or method of determining interest and which, if the Securities of the series are Registered Securities, shall be registered in the name of the Depositary, or its nominee.

        "Government Obligations" means, with respect to the Securities of any series, securities which are (i) direct obligations of the government which issued the currency in which the Securities of such series are denominated or
(ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the currency in which the Securities of such series are denominated the timely payment of which is unconditionally guaranteed by such government, and which, in either case, are full faith and credit obligations of such government and are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depositary receipt.

        "Guarantees" means the guarantees of the Guarantor to be endorsed on the Securities authenticated and delivered hereunder.

        "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Indenture until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Guarantor" shall mean such successor corporation.

        "Holder" means, with respect to a Registered Security, any person in whose name at the time a particular Registered Security is registered in the Securities Register, and with respect to an Unregistered Security, the bearer of such Unregistered Security, and, with respect to a Coupon, the bearer thereof.

        "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the forms and terms of particular series of Securities as contemplated hereunder, regardless of the currency or currency unit in which such securities are denominated.

        "Interest Payment Date," when used with respect to any series of Securities, means the Stated Maturity of an installment of interest on the Securities of such series.

        "Market Exchange Rate":  See Section 3.11(i).

        "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

        "Officers' Certificate" means a certificate signed by the Chairman or any Vice Chairman of the Board of Directors, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be. Each Officers' Certificate shall include the statements required by Section 1.02.

        "Official Currency Unit Exchange Rate" means, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the Dollar calculated by the agency specified pursuant to Section 3.01 for the Securities of the relevant series (in the case of the ECU, calculated by the Commission of the European Communities, and currently based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of the ECU), on the second Business Day (in the city in which such agency has its principal office) immediately preceding the applicable payment date.

        "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor and who shall be satisfactory to the Trustee. Each Opinion of Counsel shall include the statements required by Section 1.02.

        "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.

        "Outstanding," when used with respect to Securities of any or all series, means, as of the date of determination, all such

Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered, or Securities which have been paid, pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Securities are held by bona fide purchasers;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02 and (ii) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or by any Affiliate of the Company, the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor.

        "Paying Agent" means any Person authorized by the Company or the Guarantor to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company in accordance with Section 5.02.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment" when used with respect to the Securities of any series, means the place or places where the principal of, and premium, if any and interest if any on, the Securities of such series are payable as specified pursuant to Section 3.01.

        "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and for the purposes of this definition any Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

        "Principal Corporate Trust Office" means the principal corporate trust office of the Trustee at the location set forth in the first paragraph of this Indenture, or at such other location as the Trustee may from time to time designate by written notice to the Company and the Guarantor.

        "Principal Subsidiary Bank" means each of (i) Pittsburgh National Bank,
(ii) any other Subsidiary Bank the consolidated assets of which constitute 20% or more of the consolidated assets of the Guarantor and its Subsidiaries, (iii) any other Subsidiary Bank designated as a Principal Subsidiary Bank pursuant to a Board Resolution and set forth in an Officers' Certificate, and (iv) any Subsidiary that owns, directly or indirectly, any Voting Shares, or securities convertible into, or options, warrants or rights to subscribe for or purchase Voting Shares, of any Principal Subsidiary Bank under clause (i), (ii) or
(iii), and in the case of clause (i), (ii), (iii) or (iv) their respective successors (whether by consolidation, merger, conversion, transfer of substantially all their assets and business or otherwise) so long as any such successor is a Subsidiary Bank (in the case of clause (i), (ii) or (iii)) or a Subsidiary (in the case of clause (iv)).

        "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price," when used with respect to any Security to be redeemed means the price, in the Dollars or the Foreign Currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant to this Indenture, at which it is to be redeemed pursuant to this Indenture.

        "Registered Holder" means, with respect to a Registered Security, the Person in whose name such Security is registered in the Securities Register.

        "Registered Security" means any Security registered as to principal.

        "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date."

        "Repayment Date," when used with respect to any Security to be repaid, means the date fixed for which repayment pursuant to the terms of such Security.

        "Repayment Price," when used with respect to any Security to be repaid, means the price, in the Dollars or the Foreign Currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant to this Indenture, at which it is to be repaid pursuant to the terms of such Security.

        "Required Currency":  See Section 1.15.

        "Responsible Officer," when used with respect to the Trustee, shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Vice President, any Second or Assistant Vice President, the Cashier, any Assistant Cashier, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Senior Trust Officer, any Trust Officer, any Assistant Trust Officer, the Controller, any Assistant Controller or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

        "Security" or "Securities" has the meaning specified in the second paragraph of this Indenture and more particularly shall mean any Registered or Unregistered Securities authenticated and delivered under this Indenture.

        "Security Register" and "Security Registrar" have the meanings specified in Section 3.05.

        "Senior Debt Securities" means any series of securities designated as such pursuant to Section 3.01, and the Coupons, if any, appertaining thereto.

        "Senior Company Indebtedness" means the principal of and premium, if any, and interest on (i) all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, including any series of Securities designated as Senior

Debt Securities pursuant to Section 3.01 hereof, and Coupons, if any, appertaining thereto except (A) such indebtedness as is by its terms expressly stated not to be superior in right of payment to any series of Securities designated as Subordinated Debt Securities pursuant to Section 3.01 hereof or to rank pari passu with any series of Securities designated as Subordinated Debt Securities pursuant to Section 3.01 hereof, and (B) any series of Securities designated as Subordinated Debt Securities pursuant to Section 3.01 hereof, and the Company's 9-7/8% Subordinated Notes Due 2001, and (ii) any deferrals, renewals or extensions of any such Senior Company Indebtedness. The term "indebtedness for money borrowed" means any obligation of, or any obligation guaranteed by, the Company for the repayment of money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments, any capitalized lease obligation and any deferred obligation for payment of the purchase price of any property or assets.

        "Senior Guarantor Indebtedness" means the principal of and premium, if any, and interest on (i) all indebtedness of the Guarantor for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, including the Guarantees of any series of Securities designated as Senior Debt Securities pursuant to Section 3.01 hereof, and Coupons, if any, appertaining thereto except (A) such indebtedness as is by its terms expressly stated not to be superior in right of payment to the Guarantees of any series of Securities designated as Subordinated Debt Securities pursuant to Section 3.01 hereof or to rank pari passu with the Guarantees of any series of Securities designated as Subordinated Debt Securities pursuant to Section 3.01 hereof, (B) the Guarantor's 8-1/4% Convertible Subordinated Debentures Due 2008, the Guarantor's Floating Rate Subordinated Notes Due 1997 and the Citizens Fidelity Corporation Convertible Subordinated Debentures Due 2005, and (C) the Guarantees of any series of Securities designated as Subordinated Debt Securities pursuant to Section 3.01 hereof, and the Guarantees of the Company's 9-7/8% Subordinated Notes Due 2001, and (ii) any deferrals, renewals or extensions of any such Senior Guarantor Indebtedness. The term "indebtedness for money borrowed" means any obligation of, or any obligation guaranteed by the Guarantor for the repayment of money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments, any capitalized lease obligation and any deferred obligation for payment of the purchase price of any property or assets.

        "Special Record Date" for the payment of any Defaulted Interest means the date fixed by the Trustee pursuant to Section 3.07.

        "Specified Amount":  See Section 3.11(i).

        "Stated Maturity," when used with respect to any Security or any installment of principal or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

        "Subordinated Debt Securities" means any series of Securities designated as such pursuant to Section 3.01, and the Coupons, if any, appertaining thereto.

        "Subsidiary" means any corporation a majority of the Voting Shares of which at the time are owned directly or indirectly by the Guarantor or by one or more other Subsidiaries or by the Guarantor and one or more other Subsidiaries.

        "Subsidiary Bank" means any Subsidiary that is organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands and either (i) accepts deposits that the depositor has a legal right to withdraw on demand and engages in the business of making commercial loans or (ii) is a trust company.

        "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this instrument was executed, except as provided in Sections
5.08 and 9.05.

        "Trustee" means the Person designated as the Trustee for any series of Securities pursuant to Section 3.01 of this Indenture until any successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee, provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to the Securities of that series.

        "Unregistered Security" means any Security that is not registered as to principal.

        "Valuation Date":  See Section 3.11(e).

        "Vice President," when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

        "Voting Shares" means, as to shares of a particular corporation, outstanding shares of Capital Stock of any class or classes having voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the failure to pay a dividend or other amount or by reason of the occurrence of any other contingency).

SECTION 1.02.  Compliance Certificates and Opinions.

        Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of the Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 5.04) shall include:

                (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.  Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by an opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Any certificate, statement or opinion of an officer of the Company or Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company or Guarantor, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

        Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.  Acts of Security Holders.

        (a) Any request, demand, authorization, direction, notice consent, waiver or other action provided by this Indenture to be given or taken by Security Holders may be embodied in and evidenced (1) by one or more instruments of substantially similar tenor signed by such Security Holders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor, (2) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Fourteen, or (3) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Security Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section. With respect to Registered Securities, the Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 8.01 of this Indenture prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

        (c) The ownership of Registered Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Register for such series; the ownership of unregistered Securities of any series and Coupons shall be proved by proof of possession reasonably satisfactory to the Trustee.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, offered to be done or omitted to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

        (e) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

SECTION 1.05.  Notices, etc., to Trustee, Company and Guarantor.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Security Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                (1) the Trustee by any Security Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the Principal Corporate Trust Office, and, in respect of Unregistered Securities or Coupons, at the Corporate Trust office of the Trustee referred to in Section 5.02, or

                (2) the Company or the Guarantor by the Trustee or by any Security Holder shall be sufficient for every purpose hereunder (except as provided in Section 7.01(a)(3)) if in writing and mailed, first class, postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal executive office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Security Holders or other document provided or permitted by this Indenture shall be in the English language, except that any published notice may be in the official language of the country of publication.

SECTION 1.06.  Notices to Holders; Waiver.

        Where this Indenture provides for notice to Holders of any event, (1) if any of the Securities affected by such event are Fully Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders as their names and addresses appear in the Security Register within the time prescribed and
(2) if any of the Securities affected by such event are Unregistered Securities, or Coupon Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders in the manner and the extent provided in Section 313(c) of the Trust Indenture Act and if published in an Authorized Newspaper or Newspapers in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by Section 3.01 on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In the event of suspension of regular mail service or for any other reason it shall be impracticable to give such notice to Registered Holders by mail, then such a notification as shall be made to Registered Holders with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In case by reason of the suspension of publication of any Authorized Newspaper or by reason of any other cause it shall be impracticable to publish any notice to Holders of Unregistered Securities or of Coupons as provided above then said notification to Holders of Unregistered Securities or of Coupons as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

SECTION 1.07.  Conflict with Trust Indenture Act.

        If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317 of TIA, through operation of Section 318(c) thereof, such imposed duties shall control.

SECTION 1.08.  Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.  Successors and Assigns.

        All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

SECTION 1.10.  Separability Clause.

        In case any provision in this Indenture or in the Securities or any Coupons appertaining thereto shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.  Benefits of Indenture.

        Nothing in this Indenture or in the Securities or Coupons express or implied shall give to any Person, other than the parties hereto and their successors and assigns hereunder, the Holders of the Securities and the Holders of the Coupons, any benefit of any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.  Legal Holidays.

        In any case where the date of an Interest Payment Date, a Redemption Date or a Repayment Date or the Stated Maturity of any Security or Coupon shall not be a Business Day at any Place of Payment with respect to the Securities of that series, then (notwithstanding any other provision of the Securities, the Coupons appertaining thereto or this Indenture) payment of the principal of or interest on any such Securities or Coupons need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date, Redemption Date or Repayment Date or Stated Maturity, and no interest shall accrue for the period from and after such nominal date.

SECTION 1.13.  Governing Law.

        This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except that the rights, duties and liabilities of the Trustee as a trustee and any rights and immunities limiting such liability shall be governed by the laws of the state in which the principal office of the Trustee shall be located without regard to principles of conflicts of laws.

SECTION 1.14.  Moneys of Different Currencies To Be Segregated.

        The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any money, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

SECTION 1.15.  Payment To Be in Proper Currency.

        Each reference in any Security, or in the Board Resolution relating thereto, to any currencies or currency units shall be of the essence. Subject to Section 3.11, the Company and the Guarantor agree, to the fullest extent that they may effectively do so under applicable law, that their obligation to make any payment of principal of (and premium, if any) and interest on any Security or any Coupon (i) shall not be discharged or satisfied by any tender by the Company or the Guarantor, or recovery by the Trustee, either pursuant to any judgment (whether or not entered into in accordance with Section 7.16 or otherwise) in any currencies or currency units other than the currencies or currency units then due and payable (the "Required Currency"), except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. Except as permitted under Section 3.11, if any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company and the Guarantor, and the Company and the Guarantor shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company and the Guarantor hereby waive any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                                  ARTICLE TWO

                                     FORMS

SECTION 2.01.  Forms Generally.

        The Guarantees and the Securities of each series, and the Coupons, if any, to be attached thereto, and the certificates of authentication on the Securities shall be in substantially the form as shall be established pursuant to this Article and Section 3.01 in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture or as may be required to comply with any law or with any rules or regulations made pursuant thereto or with any rules or regulations of any securities exchange or as may, consistently herewith, be determined by the officers executing such Guarantees, Securities and Coupons, if any, as evidenced by their execution of the Guarantees, Securities and Coupons, if any.

        The definitive Guarantees, Securities and Coupons, if any, of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Guarantees, Securities and Coupons, if any, as evidenced by their execution of such Guarantees, Securities and Coupons, if any, subject, with respect to the Securities and Guarantees of any series, to the rules of any securities exchange on which the Securities of such series are listed.

SECTION 2.02.  Form of Trustee's Certificate of Authentication.

        The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

        This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                        [NAME OF TRUSTEE], as Trustee

                                        By________________________________
                                                  Authorized Officer

SECTION 2.03.  Forms of Security.

        Each Security shall be in a form approved from time to time by or pursuant to a Company Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Company Board Resolution, the Company shall deliver to the Trustee the Company Board Resolution by or pursuant to which such form of Security has been approved, which Company Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved by or pursuant thereto, and, if a Company Board Resolution authorizes a specific officer or officers of the Company to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Company Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by a certificate signed by a Responsible Officer of the Trustee and delivered to the Company or by the Trustee's execution of the certificate of authentication appearing thereon.

SECTION 2.04.  Form of Guarantee.

        Each Guarantee shall be in a form approved from time to time by or pursuant to a Guarantor Board Resolution, or established in one or more indentures supplemental hereto. Prior to the execution of a Guarantee in any form approved by or pursuant to a Guarantor Board Resolution, the Guarantor shall deliver to the Trustee the Guarantor Board Resolution by or pursuant to which such form of Guarantee has been approved, which Guarantor Board Resolution shall have attached thereto a true and correct copy of the form of Guarantee which has been approved by or pursuant thereto, and, if a Guarantor Board Resolution authorizes a specific officer or officers of the Guarantor to approve a form of Guarantee, a certificate of such officer or officers approving the form of Guarantee attached thereto. Any form of Guarantee approved by or pursuant to a Guarantor Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by a certificate signed by a Responsible Officer of the Trustee and delivered to the Guarantor.

SECTION 2.05.   Securities Issuable in the Form
                of a Global Security.

        (a) If the Company shall establish pursuant to Section 3.01 that the Securities of a particular series are to be issued in whole or in part in one or more Global Securities as Registered Securities or Unregistered Securities, then the Company shall execute and the Trustee shall, in accordance with
Section 3.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver a Global Security or Securities which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.05 of the Indenture, this Security may be transferred, in whole but not in part, only to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary, or to a successor Depositary or to a nominee of such successor Depositary."

        Each Depositary designated pursuant to Section 3.01 for a Global Security that is a Registered Security must at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities and Exchange Act of 1934, as amended, and any other applicable statute or regulation.

        (b) Notwithstanding any other provision of this Section 2.05 or of
Section 3.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to a nominee of the Depositary for such series or by a nominee of the Depositary to the Depositary, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

        (c) If at any time the Depositary for a series of Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be eligible under Section 2.05(a) and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section
2.05 shall no longer be applicable to the

Securities of such series and the Company will execute, and the Trustee will, in accordance with Section 3.03 and a Company Order delivered to the Trustee, authenticate and deliver, Securities of such series, in like tenor and terms in definitive form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.05 shall no longer apply to the Securities of such series. In such event the Company will execute and the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Securities of such series, in like tenor and terms in definitive form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Company, will authenticate and deliver definitive Securities of such series without service charge:

                (1) to the Depositary or to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

        In any exchange provided for in this Section 2.05(c), the Company will execute and the Trustee, pursuant to a Company Order, will authenticate and deliver Securities

                (i) as Registered Securities in authorized denominations, if the Securities of such series are issuable as Registered Notes;

                (ii) as Unregistered Securities in authorized denominations, with Coupons, if the Securities of such series are issuable as Unregistered Securities; or

                (iii) as either Registered or Unregistered Securities, if the Securities of such series are issuable in either form.

        Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations, and delivered to such addresses, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered or to the Depositary in accordance with a Company Order. The Trustee shall deliver Unregistered Securities issued in exchange for a Global Security pursuant to this Section to the Depositary or to the Persons at such addresses, and in such authorized denominations, as the Depositary for such global Note, pursuant to instructions from its direct or indirect participants or otherwise shall instruct the Trustee in writing.

                                 ARTICLE THREE

                       THE SECURITIES AND THE GUARANTEES

SECTION 3.01.  Title and Terms.

        The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Company Board Resolution.

        The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Company Board Resolution, and set forth in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto, which shall be delivered to the Trustee prior to the issuance of Securities of any series:

                (1) the form of the Securities of the series and the Coupons, if any, appertaining thereto;

                (2) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                (3) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to this Article Three and Sections 2.05, 3.05, 3.06 and 4.03);

                (4) the date or dates on which such Securities may be issued;

                (5) the date or dates, which may be serial, on which the principal of, and premium, if any, on the Securities of such series shall be payable;

                (6) the rate or rates, or the method of determination thereof, at which the Securities of such series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities, the record dates, if other than as set forth in Section 3.07, for the determination of Holders to whom interest is payable, whether any special terms and conditions relating to the payment of additional amounts in respect of payments on the Securities of such series shall in the event of certain changes in the United States Federal income tax laws apply to Unregistered Securities of such series or to Registered Securities of such series, and the circumstances, if any, under which a Holder may elect to receive interest in a form other than as provided in Sections 3.11(a)(1), 3.11(b)(1) or 5.01;

                (7) whether Securities of the series shall be designated as Senior Debt Securities or Subordinated Debt Securities;

                (8) the place or places where the principal of, and premium, if any, and interest, if any, on Securities of the series shall be payable (if other than as provided in Section 5.02);

                (9) the provisions, if any, establishing the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise, and whether any special terms and conditions of redemption shall apply to Unregistered Securities of such series or to Registered Securities of such series;

                (10) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to the sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices, in the currency or currency unit in which the Securities of such series are payable, at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                (11) if other than denominations of 1,000 and any integral multiple thereof, in Dollars or the Foreign Currency or currency unit in which the Securities of such series are denominated, the denominations in which Securities of such series shall be issuable;

                (12) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.01 or provable in bankruptcy pursuant to Section 7.04;

                (13) whether payment of the principal of, premium, if any, and interest, if any, on the Securities of such series shall be with or without deduction for taxes, assessments or governmental charges, and with or without reimbursement of taxes, assessments or governmental charges paid by Holders;

                (14) any Events of Default or Defaults with respect to the Securities of such series, if not set forth herein;

                (15) in case the Securities of such series do not bear interest, the applicable dates for the purpose of clause (a) of Section 6.01;

                (16) whether the Securities of such series are to be issued as Registered Securities (with or without Coupons) or Unregistered Securities or both, and, if Unregistered Securities or Coupon Securities are issued, whether Unregistered Securities or Coupon Securities of such series may be exchanged for Registered Securities or Fully Registered Securities of such series and whether Registered Securities or Fully Registered Securities of such series may be exchanged for Unregistered Securities of such series and the circumstance under which and the place or places where any such exchanges, if permitted, may be made;

                (17) the currency or currencies, or currency unit or currency units, whether in Dollars or a Foreign Currency or currency unit, in which the principal of, and premium, if any, and interest, if any, on the Securities of such series or any other amounts payable with respect thereto, including, without limitation, Coupons, are to be denominated, payable, redeemable or repurchaseable, as the case may be, and whether such principal, premium, if any, and interest, if any, payable otherwise than in Dollars may, at the option of the Holders of any Security of such series, also be payable in Dollars;

                (18) if other than as set forth in Section 11.01, provisions for the satisfaction and discharge of the indebtedness represented by the Securities of such series;

                (19) whether the Securities of such series are issuable as a Global Security and, in such case, the identity of the Depositary for such series;

                (20) if the amount of payment of principal of (and premium, if any) or interest on the Securities of such series may be determined with reference to an index, formula or other method based on a coin, currency or currency unit other than that in which the Securities are stated to be payable or otherwise, the manner in which such amounts shall be determined;

                (21) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture); and

                (22) any trustees, paying agents, transfer agents or registrars with respect to the Securities of such series, and, if the Securities of such series are to be denominated and payable in any currency other than Dollars, the initial Dollar Determination Agent.

        The payment of principal of and premium, if any, and interest on the Securities of each series shall be unconditionally guaranteed by the Guarantor.

        The Trustee shall be entitled to receive and shall be fully protected in relying on, in addition to the Opinion of Counsel to be furnished to the Trustee pursuant to Section 1.02 with the Officers' Certificate relating to the issuance of any series of Securities, an Opinion of Counsel stating that:

                (i) all instruments furnished to the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

                (ii) all laws and requirements with respect to the form and execution by the Company and the Guarantor of the supplemental indenture, if any, have been complied with and that the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate this Indenture, the Company and the Guarantor have corporate power to execute and deliver any such supplemental indenture and have taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company and the Guarantor enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

                (iii) the form and terms of such Securities have been established in conformity with the provisions of this Indenture;

                (iv) all laws and requirements with respect to the execution and delivery by the Company of such Securities and by the Guarantor of the Guarantees endorsed thereon have been complied with and the authentication and delivery of any such Securities by the Trustee will not violate the terms of the Indenture, the Company has the corporate power to issue such Securities and the Guarantor has the corporate power to issue such Guarantees, and such Securities and Guarantees have been duly authorized and delivered by the Company and the Guarantor, respectively, and, assuming due authentication and delivery of such Securities by the Trustee, such Securities and Guarantees constitute legal, valid and binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms (subject, as to enforcement of remedies to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect) and entitled to the benefits of this Indenture, equally and ratably with all other Guarantees and all other Securities, if any, of such series Outstanding;

                (v) the amount of the Securities Outstanding, including such Securities, does not exceed the amount at the time permitted by law;

                (vi) this Indenture is qualified under the Trust Indenture Act; and

                (vii) the issuance of such Securities will not contravene the Articles of Incorporation or the By-Laws of the Company or the Guarantor or result in any violation of any of the terms or the provisions of any indenture, mortgage or other agreement known to such counsel by which the Company, the Guarantor or any of its subsidiaries is bound.

        In addition, the opinion and the Officers' Certificate will cover such other matters as the Trustee may reasonably request.

SECTION 3.02.  Denominations.

        The Securities of each series shall be issuable in such denominations as shall be specified in the form of Security for such series approved or established pursuant to Section 2.03 or in the Officers' Certificate delivered pursuant to Section 3.01. In the absence of any specification with respect to the Securities of any series, the Securities of such series shall be issuable as Fully Registered Securities in denominations of $1,000 or any integral multiple thereof, and shall be payable in Dollars.

SECTION 3.03.  Execution, Authentication and Delivery.

        The Securities and Coupons, if any, appertaining thereto, shall be executed on behalf of the Company and the Guarantees endorsed thereon shall be executed on behalf of the Guarantor by, respectively, its Chairman, Vice Chairman, President or one of its Executive Vice Presidents or Senior Vice Presidents under its corporate seal, which may be in facsimile form and may be imprinted or otherwise reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and Coupons, if any, appertaining thereto, or Guarantees may be manual or facsimile. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security or Coupon that has been duly authenticated and delivered by the Trustee.

        Securities and Coupons, if any, appertaining thereto, and Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor, respectively, shall bind the Company and the Guarantor, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities, and Coupons, if any, appertaining thereto, or did not hold such offices at the date of such Securities and Guarantees.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, and Coupons, if any, appertaining thereto, of any series executed by the Company with Guarantees endorsed thereon executed by the Guarantor to the Trustee for authentication; and the Trustee shall authenticate and deliver such Securities, and Coupons, if any, appertaining thereto, to or upon a Company Order, an Officers' Certificate and an Opinion of Counsel without any further action by the Company or the Guarantor.

        The Trustee shall have the right to decline to authenticate and deliver any Security under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability.

        All Registered Securities shall be dated the date of their authentication, provided, however, that if provided for in the form of Security, interest may accrue from a date other than the authentication date.

        No Security or Coupon appertaining thereto or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

        Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or supplemental indenture otherwise required pursuant to Section 3.01 or the Company Order, Officers' Certificate and Opinion of Counsel required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued; provided, however, that any subsequent request by the Company to the Trustee to authenticate Securities of such series shall constitute a representation and warranty by the Company that as of the date of such request the statements made in the Officers' Certificate delivered pursuant to Section
3.01 shall be true and correct on the date thereof as if made on and as of the date thereof and that the Opinion of Counsel delivered at or prior to such time of authentication shall relate to all subsequent issuances of Securities of such series that are identical to the Securities issued in the first issuance of Securities of such series.

SECTION 3.04.  Temporary Securities.

        Pending the preparation of definitive Securities for any series, the Company may execute and upon Company Order the Trustee shall authenticate and deliver temporary Securities (having duly executed Guarantees thereon) for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary securities, all as may be determined by the Company with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and the Guarantee thereon shall be executed by the Guarantor and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Temporary Securities may be issued as Registered Securities, or Unregistered Securities, with or without one or more Coupons attached. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such series and the Guarantor shall execute the Guarantee thereon and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge to a Holder at the Corporate Trust Office of the Trustee, or, in the case of temporary Securities issued in respect of Unregistered Securities of any series, at the Corporate Trust Office of the Trustee located in a city specified elsewhere in this Indenture or pursuant to Section 3.01, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series with appropriate Coupons, if any, attached. Such exchange shall be made by the Company at its own expense and without any charge therefor to a Holder except that in case of any such exchange involving any registration of transfer the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series and the Guarantees endorsed thereon shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and the Guarantees endorsed thereon authenticated and delivered hereunder.

SECTION 3.05.   Registration,  Registration of Transfer and Exchange.

        Subject to the conditions set forth below, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series (having Guarantees endorsed thereon) of other authorized denominations. Securities to be exchanged shall be surrendered together, in the case of Coupon Securities, with all unmatured Coupons and matured Coupons in default appertaining thereto, at the offices or agencies to be maintained by the Company for such purposes as provided in Section 5.02, and the Company shall execute and register, the Guarantor shall execute the Guarantees endorsed thereon, and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

        The Company shall keep or cause to be kept, at one of its said offices or agencies, a register for each series of Securities issued hereunder which may include Registered Securities (hereinafter collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, and subject also to the provisions of Section 2.05, the Company shall provide for the registration of Registered Securities of such series and shall register the transfer of Registered Securities of such series as in this Article Three provided. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Registered Securities and registering transfers of Registered Securities as herein provided. Subject to the provisions of Section 2.05, upon due presentment for registration of transfer of any Security of any series at any such office or agency, the Company shall execute and register, the Guarantor shall execute the Guarantees endorsed thereon, and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Securities of the same series (having Guarantees endorsed thereon) for an equal aggregate principal amount.

        Subject to the provisions of Section 2.05, at the option of the Holder thereof, Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms are registrable as to principal only or as to principal and interest, may, to the extent and under the circumstances specified pursuant to Section 3.01, be exchanged for such Registered Securities with Coupons or Fully Registered Securities of such series, as may be issued by the terms thereof. Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms provide for the issuance of Unregistered Securities, may not, except to the extent and under the circumstances specified pursuant to Section 3.01, be exchanged for Unregistered Securities of such series. Unregistered Securities of any series issued in exchange for Registered Securities of such series between the record date for such Registered Securities and the next Interest Payment Date will be issued without the Coupon relating to such Interest Payment Date, and Unregistered Securities surrendered in exchange for Registered Securities between such dates shall be surrendered without the Coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

        Upon presentation for registration of any Unregistered Security of any series which by its terms is registrable as to principal, at the office or agency of the Company and Guarantor to be maintained as provided in Section 5.02, such Security shall be registered as to principal in the name of the Holder thereof, and such registration shall be noted on such Security. Any Security so registered shall be transferable on the Securities Register of the Company upon presentation of such Security at such office or agency for similar notation thereon, but, to the extent permitted by law, such Security may be discharged from registration by being in a like manner transferred to bearer, whereupon transferability by delivery shall be restored. To the extent permitted by law, Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

        Unregistered Securities and Coupons shall be transferred by delivery. All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Securities Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        Each Security and Guarantee endorsed thereon issued upon registration of transfer or exchange of Securities pursuant to this Section 3.05 shall be the valid obligation of the Company and Guarantor, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Security or Securities surrendered upon registration of such transfer or exchange.

        No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 4.03 or 9.06 not involving any transfer.

        The Company shall not be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed.

        None of the Company, the Trustee, any Paying Agent or Securities Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

SECTION 3.06.   Mutilated, Defaced, Destroyed, Lost and Stolen
                Securities or Coupons.

        In case any temporary or definitive Security or Coupon shall become mutilated or defaced or be destroyed, lost or stolen, and in the absence of notice to the Company, the Guarantor, or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company in the case of a mutilated Security or Coupon shall, and in the case of a lost, stolen or destroyed Security or Coupon may in its discretion, execute, and upon a Company Request, the Trustee shall authenticate and deliver, a new Security with like Coupons, if any, as those attached to the mutilated, destroyed, lost or stolen Security (so that neither gain nor loss in interest shall result), of the same series, with a duly executed Guarantee thereon, of like tenor and principal amount, and bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, or a new Coupon, as appropriate, in exchange and substitution for the mutilated Security or Coupon, or in lieu of and in substitution for the Security or Coupon so destroyed, lost or stolen, or if any such Security or Coupon shall have matured or shall be about to mature, instead of issuing a substituted Security or Coupon, the Company in its discretion may pay or authorize the payment of the same without surrender thereof (except in the case of a mutilated Security or Coupon) instead of issuing a new Security or Coupon; provided, however, that interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States, unless otherwise provided pursuant to Section 3.01. In every case the applicant for a substituted Security or Coupon shall furnish to the Company, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Guarantor, and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

        Upon the issuance of any substitute Security or Coupon under this
Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section 3.06 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, guaranteed by the Guarantor, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities and Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions of this Section 3.06 are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall, to the fullest extent permitted under applicable law, preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 3.07.  Payment of Interest; Interest Rights Preserved.

        Unless otherwise specified as contemplated by Section 3.01, interest on any Fully Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest if provided for in the Board Resolution pursuant to Section 3.01. In the case of a Security issued between a record date and the initial Interest Payment Date relating to such record date, interest for the period beginning on the date of issue and ending on such initial Interest Payment Date shall be paid to the person to whom such Security shall have been originally issued. In the case of

Coupon Securities, the Holder of any Coupon shall be entitled to receive the interest, if any, payable on such Interest Payment Date, upon surrender on such Interest Payment Date of the Coupon appertaining thereto in respect of such interest.

        Any interest on any Fully Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company or the Guarantor at its election in each case, as provided in Clause (1) or Clause (2) below:

                (1) The Company or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names such Fully Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Fully Registered Security and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company or the Guarantor, as the case may be, of such Special Record Date, and, in the name and at the expense of the Company or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Fully Registered Security at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company or the Guarantor, as the case may be, cause a similar notice to be published at least once in an Authorized Newspaper in the Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special

        Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been given as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Fully Registered Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                (2) The Company or the Guarantor may make payment of any Defaulted Interest on any such Fully Registered Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Fully Registered Securities of that series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section, each Security of any series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08.  Persons Deemed Owners.

        The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor, or the Trustee may deem and treat the Person in whose name any Registered Security shall be registered upon the Security Register for such series as the absolute owner of such Security (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07), if such registered Security is a Fully Registered Security, interest, if any, on, such Registered Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor, or the Trustee shall be affected by notice to the contrary. The Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor, or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon, whether or not the Security to which such Coupon appertained be registered, as the absolute owner of such Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever whether or not such Security or Coupon be overdue, and neither the Company, the Guarantor, the Trustee, any Paying Agent nor any Security Registrar shall be affected by notice to the contrary. All such payments so made to any Holder for the time being, or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

SECTION 3.09.   Cancellation of Securities; Destruction Thereof.

        All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, and all Coupons surrendered for payment or exchange, if surrendered to the Company, the Guarantor, or any Paying Agent or any Securities Registrar, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it, and no Securities or Coupons shall be authenticated and delivered in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities and Coupons held by it and deliver a certificate of destruction to the Company. If the Company or the Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such securities, or the Guarantee endorsed thereon, unless and until the same are delivered to the Trustee for cancellation.

SECTION 3.10.   Computation of Interest.

        Except as otherwise specified in the form of Security for any series approved or established pursuant to Section 2.03 or in the Officers' Certificate delivered pursuant to Section 3.01 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

SECTION 3.11.  Currency and Manner of Payments in Respect of Securities.

        (a) With respect to Registered Securities of any series denominated in Dollars or in Foreign Currency or in any currency unit, which hereafter shall include without limitation ECU, with respect to which the Holders of Securities of such series have not made the election provided for in paragraph (b) below, the following payment provisions shall apply:

                (1) Except as provided in subparagraph (a)(2) or in paragraph
        (e) below, payment of the principal of and premium, if any, on any Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is payable on the payment date against surrender of such Registered Security, and any interest on any Fully Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable to the Person entitled thereto at the address of such Person appearing on the Securities Register.

                (2) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company or Guarantor by any appropriate method.

        (b) With respect to Registered Securities of any series denominated in any Foreign Currency or currency unit the following payment provisions shall apply, except as otherwise provided in paragraphs (e) and (f) below:

                (1) It may be provided pursuant to Section 3.01 with respect to the Securities of such series that Holders shall have the option to receive payments of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Securities in any of the currencies which may be designated for such election in such Securities by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, prior to the close of business on the record date immediately preceding the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such change must be made prior to the close of business on the record date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article Four). Any Holder of any such Security who shall not have delivered any such election to the Trustee prior to the close of business on the applicable record date will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this Section 3.11. Payment of principal of and premium, if any, shall be made on the payment date against surrender of such Security. Payment of interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit, to the Person entitled thereto at the address of such Person appearing on the Securities Register.

                (2) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company or Guarantor by any appropriate method.

        (c) Payment of the principal of and premium, if any, on any Unregistered Security and of interest on any Coupon Security will be made unless otherwise specified pursuant to Section 3.01 or Section 9.01(6) by a Paying Agent at such place or places outside the United States as may be designated by the Company or Guarantor pursuant to any applicable laws or regulations by any appropriate method in the currency or currency unit in which the Security is payable (except as provided in paragraph (e) below) on the payment date against surrender of the Unregistered Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any. Except as provided in paragraph (e) below, payment with respect to Unregistered Securities and Coupons will be made by check, subject to any limitations on the methods of effecting such payment as shall be specified in the terms of the Security established as provided in
Section 3.01 and Section 9.01(6) and as shall be required under applicable laws and regulations.

        (d) Not later than the fourth Business Day after the record date for each payment date, the Trustee will deliver to the Company and the Guarantor a written notice specifying, in the currency or currency unit in which each series of the Securities is payable, the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be made on such payment date, specifying the amounts so payable in respect of Fully Registered Securities, Registered Securities with Coupons and Unregistered Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to
Section 3.01 and if at least one Holder has made such election, then, not later than the second Business Day preceding each payment date the Company will deliver to the Trustee and each Paying Agent an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. The Dollar or Foreign Currency amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in such currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate.

        (e) If a Foreign Currency in which any of the Securities are denominated or payable ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or if any other currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, then with respect to each date for the payment of principal of, or premium, if any, and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency, the ECU or such other currency unit occurring after the last date on which such Foreign Currency, the ECU or such other currency unit was so used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Company or the Guarantor to the Paying Agent and by the Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit as determined by the Dollar Determination Agent as of the record date, if any, with respect to any Interest Payment Date, or the fifteenth day before the Maturity of an installment of principal (the "Valuation Date"), in the manner provided in paragraph (g) or
(h) below.

        (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall receive payment in such currency unit, and if ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or if any other such currency unit ceases to be used for the purposes for which it was established, such Holder shall receive payment in Dollars.

        (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by, and shall be set forth in a certificate delivered to the Company, the Guarantor, the Trustee and each Paying Agent of, the Dollar Determination Agent as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

        (h) The "Dollar Equivalent of the Currency Unit" shall be determined by, and shall be set forth in a certificate delivered to the Company, the Guarantor, the Trustee and each Paying Agent of, the Dollar Determination Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

        (i) For purposes of Section 3.11 the following terms shall have the following meanings:

        A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit.

        A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the relevant currency unit on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

        "Market Exchange Rate" shall mean for any currency the noon Dollar buying rate for that currency for cable transfers quoted in New York City on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required, the Dollar Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Dollar Determination Agent shall deem appropriate. Unless otherwise specified by the Dollar Determination Agent, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

        All decisions and determinations of the Dollar Determination Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Guarantor, the Trustee, any Paying Agent and all Holders of the Securities and Coupons denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.06 to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or any other currency unit in which Securities or Coupons are denominated or payable, ceases to be used for the purposes for which it was established, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.06 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give notice to the Trustee. The Trustee shall be fully justified and protected in relying conclusively and acting upon information received by it from the Company and the Dollar Determination Agent, if any, and shall not have any duty or obligation to determine such information independently.

SECTION 3.12.  Unconditional Guarantee.

        The Guarantor hereby unconditionally guarantees to each Holder of a Security and Coupons, if any, appertaining thereto authenticated and delivered by the Trustee and to the Trustee, the due and punctual payment of the principal of, sinking fund payment, if any, premium, if any, and interest on such Security and Coupons, if any, appertaining thereto, net of any taxes required to be withheld, when and as the same shall become due and payable, whether by declaration thereof or otherwise, in accordance with the terms of such Security or Coupons, if any, appertaining thereto and of this Indenture. In case of default by the Company in the payment of any such principal, sinking fund payment, premium or interest, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder or under any Guarantee shall be absolute and unconditional irrespective of any invalidity, irregularity or unenforceability of any such Security, or Coupons, if any, appertaining thereto or this Indenture, any failure to enforce the provisions of any such Security, or Coupons, if any, appertaining thereto or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by the holder of such Security, or Coupons, if any, appertaining thereto or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security, or Coupons, if any, appertaining thereto or the indebtedness evidenced thereby and all demands whatsoever, and covenants that its obligation hereunder or under any Guarantee will not be discharged as to any such Security, or Coupons, if any, appertaining thereto except by payment in full of the principal thereof and premium, if any, and interest thereon.

        The Guarantor shall be subrogated to all rights of the holder of any Security and Coupons, if any, appertaining thereto against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of any Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and premium, if any, and interest then due on all Securities and Coupons, if any, appertaining thereto shall have been paid in full.

        The Guarantee set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security, or Coupons, if any, appertaining thereto until the certificate of authentication on such Security, or Coupons, if any, appertaining thereto shall have been signed by the Trustee.

        The rights and claims of the Trustee and the Holders of Securities and Coupons, if any, appertaining thereto against the Guarantor under this Section
3.12 will be subordinated to the extent provided in Section 12.04.

SECTION 3.13.  Execution of Guarantees.

        To evidence its Guarantee to the Holders of Securities and Coupons, if any, appertaining thereto, specified in Section 3.12, the Guarantor hereby agrees to execute the Guarantees, in substantially the form above described, to be endorsed on each security and endorsed or referenced on each Coupon, if any, appertaining thereto authenticated and delivered by the Trustee. Each such Guarantee shall be signed on behalf of the Guarantor as set forth in
Section 3.03, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

                                  ARTICLE FOUR

                            REDEMPTION OF SECURITIES

SECTION 4.01.  Applicability of Article.

        The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

SECTION 4.02.  Notice of Redemption; Selection of Securities.

        In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series (or all or part of the Unregistered Securities of such series or all or any part of the Registered Securities of such series, if the terms and conditions of redemption shall differ with respect to Unregistered Securities and Registered Securities of such series as specified in the terms of such Securities established pursuant to Section 3.01) in accordance with their terms, it shall fix a Redemption Date and shall provide notice of such redemption to the Trustee at least 60 days prior to such Redemption Date, and at least 30 and not more than 60 days prior to such Redemption Date to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in
Section 1.06.

        Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities, that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for payment must be accompanied by all Coupons, if any, maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed, and, if only Unregistered Securities of any series are to be redeemed, and if such Unregistered Securities may be exchanged for Registered Securities, the last date on which exchanges of Unregistered Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

        On or before (but at least one Business Day before, in the case of payments made in a currency or currency unit other than Dollars) the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this Section 4.02, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money in the currency or currency unit in which the Securities of such series and any Coupons appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.01 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption at the applicable Redemption Price, together with accrued interest to such Redemption Date.

        If fewer than all the Securities of a series are to be redeemed (except in the case of a redemption in whole of the Unregistered Securities, the Coupon Securities, the Registered Securities or the Fully Registered Securities of such series), the Company will give the Trustee written notice not less than 60 days prior to the Redemption Date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, not more than 60 days prior to the Redemption Date and in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions hereof (in multiples of 1,000 in the currency or currency unit in which the Securities of such series are denominated, except as otherwise set forth in the applicable form of Security) to be redeemed.

SECTION 4.03.  Payment of Securities Called for Redemption.

        If notice of redemption has been given as above provided, the Securities or portions of Securities of the series specified in such notice shall become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued to such Redemption Date, and on and after said Redemption Date (unless the Company shall default in the payment of such Securities at the applicable Redemption Price, together with any interest accrued to said Redemption Date) any interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities and all Coupons, if any, appertaining thereto at a Place of Payment in such notice specified, such Securities and Coupons or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with any interest accrued thereon to the applicable Redemption Date in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.01 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture).

        If any Coupon Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing on or after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons or the surrender of such missing Coupon or Coupons may be waived by the Company, the Guarantor, and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that, unless otherwise provided pursuant to
Section 3.01 or Section 9.01(6), interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States.

        Upon presentation of any Security redeemed in part only and the Coupons, if any, appertaining thereto, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series and the Coupons, if any, appertaining thereto, of authorized denominations, in principal amount equal to the unredeemed portion of the Securities so presented.

SECTION 4.04.  Sinking Funds.

        (a) The provisions of this Section shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

        The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is hereinafter referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as "optional sinking fund payment."

        (b) In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may, at its option, deliver to the Trustee Outstanding Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Securities of such series which have been redeemed or previously called for redemption through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

        (c) Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a certificate signed by the Treasurer or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.01 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to subsection (b) of this Section and which Securities are to be delivered and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments (in the currency or currency unit described above) therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the Securities and Coupons, if any, specified in such certificate within the time period specified in subsection (b) of this Section), the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash (in the currency or currency unit described above) and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in subsection (b) of this Section and without the right to make any optional sinking fund payment, if any, with respect to such series.

        Any sinking fund payment or payments (mandatory or optional) made in cash (in the currency or currency unit described above) plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund together with accrued interest, if any, to the applicable Redemption Date. Any excess sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this subsection (c) of this Section 4.04. Any and all sinking fund moneys with respect to the Securities of any particular series held by The Trustee on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall not convert any currency or currency unit in which the Securities of such series are payable for the purposes of such sinking fund application unless specifically requested to do so by the Company, and any such conversion agreed to by the Trustee in response to such request shall be for the account and at the expense of the Company and shall not affect the Company's obligation to pay the Holders in the currency or currency unit to which such Holders may be entitled.

        The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 4.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 4.02 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund and whether the sinking fund payment is mandatory or optional, or both, as the case may be. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 4.03.

        On or before the opening of business on (but at least one Business Day before, in the case of payments made in a currency or currency unit other than Dollars) each sinking payment date, the Company shall pay to the Trustee in cash (in the currency or currency unit described in the first paragraph of this subsection 4.04(c)) a sum equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

                                  ARTICLE FIVE

                                   COVENANTS

SECTION 5.01.   Payment of Principal, Premium and Interest;
                Compliance with Terms.

        With respect to each series of Securities, the Company will duly and punctually pay the principal of, premium, if any, and interest on the Securities of such series in accordance with the terms of the Securities of such series of Securities, any Coupons appertaining thereto and this Indenture, net of any taxes required to be withheld, and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture for the benefit of, the Securities of such series. Each installment of interest on the Registered Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the Holders of Registered Securities entitled thereto as they shall appear on the registry books of the Company.

        The interest on Coupon Securities shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary Unregistered Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to other installments of interest, if any, only upon presentation of such Security for notation thereon of the payment of such interest.

SECTION 5.02.  Maintenance of Agency.

        The Company and the Guarantor will maintain an office or agency in the Borough of Manhattan, The City of New York, where Registered Securities may be presented or surrendered for payment and for registration of transfer or exchange and an agency where notices and demands to or upon the Company and the Guarantor in respect of the Securities, the Guarantees and this Indenture may be served. The Company and the Guarantor hereby respectively appoint the Trustee its initial office or agency for the purpose of this Section 5.02. So long as any Coupon Securities or Unregistered Securities of any series remain Outstanding, the Company will (except as specified pursuant to Section 3.01 or Section 9.01(6)) maintain one or more offices or agencies outside the United States in such city or cities as may be specified elsewhere in this Indenture or as contemplated by Section 3.01, with respect to such series, where Coupons appertaining to Securities of such series or Unregistered Securities of such series may be surrendered or presented for payment, or surrendered for exchange pursuant to Section 3.05 and where notices and demands to or upon the Company or the Guarantor in respect of Coupons appertaining to Securities of such series or the Unregistered Securities of such series or of this Indenture may be served. The company and the Guarantor will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company or the Guarantor shall fail to maintain such agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands in respect of Registered Securities may be made or served at the Principal Corporate Trust Office, and presentations, surrenders, notices and demands in respect of Coupons appertaining to Securities of any series and Unregistered Securities may be made or served at the Principal Corporate Trust Office in the other city or cities referred to above, if any; and the Company and the Guarantor hereby appoint the Trustee their agent to receive all such presentations, surrenders, notices and demands. The Company and the Guarantor agree to appoint and continue to maintain the appointment of a Dollar Determination Agent, if necessary, to perform the functions set forth herein for the Dollar Determination Agent.

        The Company and the Guarantor, by written notice to the Trustee, may also from time to time designate one or more other offices or agencies where Securities may be presented for any or all such purposes, and, by like notice, may from time to time rescind such designations.

SECTION 5.03.  Money for Security Payments To Be Held in Trust.

        If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of such series, and the Coupons, if any, appertaining thereto, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of, premium, if any, or interest on any Securities of such series, and Coupons, if any, appertaining thereto, deposit, subject to Section 4.04(c), with a Paying Agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Company, subject to the provisions of this Section, that such Paying Agent will:

                (1) hold all sums held by it for the payment of principal of or premium, if any, or any interest on Securities of such series or any Coupon appertaining thereto in trust for the benefit of the Persons entitled thereto until such sums shall be paid to said Persons or otherwise disposed of as herein provided;

                (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal of, premium or interest on the Securities of such series or Coupon, if any, appertaining thereto; and

                (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or premium, if any, or interest on any Security of any series or any Coupon appertaining thereto and remaining unclaimed for 2 years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or Coupon, if any, appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the company cause to be published once, in an Authorized Newspaper in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. The Trustee may also adopt and employ, at the expense of the Company, any other reasonable means of notification of such proposed repayment (including, but not limited to, mailing notice of such proposed repayment to Registered Holders whose names appear on the Security Register and whose holdings of Registered Securities have not yet been surrendered for redemption or whose right to interest moneys due and payable but not claimed is determinable from the records of any Paying Agent or the Trustee, at the last address of record for each such Holder).

SECTION 5.04. Certification of Compliance of the Company and the Guarantor.

        Each of the Company and the Guarantor will promptly (and in any event within 3 Business Days) notify the Trustee, upon obtaining knowledge of any default under this Indenture and shall comply with the provisions of Section 314(a)(4) of the Trust Indenture Act.

SECTION 5.05.   Corporate Existence.

        Subject to Article Ten, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence, rights (charter and statutory) and franchises and the corporate existence, rights (charter and statutory) and franchises of all Subsidiaries other than the Company; provided, however, that the Company and the Guarantor shall not be required to, or to cause any such Subsidiary to, preserve any right or franchise or to keep in full force and effect the corporate existence of any such Subsidiary if the Company (in the case of the Company) or the Guarantor (in all other cases) shall determine that the keeping in existence or preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders of Securities or Coupons, if any, appertaining thereto.

SECTION 5.06.   Limitation on Sale or Issuance of Voting
                Shares of Principal Subsidiary Banks.

        The Guarantor will not (a) permit the issue, sale or other disposition of any Voting Shares, or securities convertible into, or options, warrants or rights to subscribe for or purchase Voting Shares, of any Principal Subsidiary Bank, (b) permit the merger of consolidation of any Principal Subsidiary Bank with or into any other corporation, or (c) permit the sale or other disposition of all or substantially all of the assets of any Principal Subsidiary Bank, if, after giving effect to any such transaction (specified in clauses (a), (b) or (c) above) and the issuance of the maximum number of Voting Shares issuable upon the conversion or exercise of all such convertible securities, options, warrants or rights, the Guarantor would own, directly or indirectly, less than 80% of the Voting Shares of such Principal Subsidiary Bank (and of any other Principal Subsidiary Bank any Voting Shares of which are owned, directly or indirectly, by such Principal Subsidiary Bank); provided, however, that the foregoing shall not prohibit any such issuance, sale or disposition of shares or securities, any such merger or consolidation or any such sale or disposition of assets if:

                (i) required by any law or any regulation or order of any governmental authority;

                (ii) required as a condition imposed by any law or any regulation or order of any governmental authority to the acquisition by the Guarantor, directly or indirectly, of any other corporation or entity, if thereafter, (x) the Guarantor would own, directly or indirectly, at least 80% of the Voting Shares of such other corporation or entity, and (y) the Consolidated Banking Assets of the Guarantor would be at least equal to the Consolidated Banking Assets of the Guarantor prior thereto, and (z) by a Board Resolution, such other corporation or entity shall have been designated a Principal Subsidiary Bank for all purposes or this Indenture;

                (iii) upon consummation of such transaction, the Guarantor owns, directly or indirectly, not less than the percentage of Voting Shares of such Principal Subsidiary Bank (and of any other Principal Subsidiary Bank any Voting Shares of which are owned, directly or indirectly, by such Principal Subsidiary Bank) it owned prior to such transaction; or

                (iv) the proceeds of any such issuance, sale or other disposition are invested within 180 days after such issuance, sale or other disposition in any one or more Subsidiary Banks (including any previously existing Subsidiary Bank or any other corporation which upon such investment becomes a Subsidiary Bank), or if within 180 days after such issuance, sale or other disposition the Guarantor has entered into an agreement to invest such proceeds in any one or more Subsidiary Banks (including any previously existing Subsidiary Bank or any other corporation which upon such investment would become a Subsidiary Bank), but such investment has not been made because all regulatory or other approvals have not been obtained but are in the process of being obtained, and if, in each case, the consolidated assets of the Subsidiary Bank(s) acquired or to be acquired or invested in (including any one or more corporations which upon such investment would become Subsidiary Banks) would be at least equal to 80% of the consolidated assets of the Principal Subsidiary Bank being disposed of; provided, however, that if the Guarantor makes a subsequent acquisition as described in this paragraph using its common stock and preferred stock, with a fair market value at least equal to the proceeds of any sale, assignment, transfer or disposition of a Principal Subsidiary Bank, it will not also be required to invest the proceeds of any sale assignment, transfer or disposition as otherwise required by this paragraph; provided, further, that the Guarantor will, for the purpose of satisfying this covenant, only issue preferred shares in a subsequent acquisition in an amount needed to replace any preferred stock of the acquired company;

        provided, however, that nothing herein shall be deemed to restrict or prohibit the merger of a Principal Subsidiary Bank with and into a Principal Subsidiary Bank or the Guarantor, the consolidation of Principal Subsidiary Banks into a Principal Subsidiary Bank or the Guarantor, or the sale or other disposition or all or substantially all of the assets of any Principal Subsidiary Bank to another Principal Subsidiary Bank or the Guarantor, if, in any such case in which the surviving, resulting or acquiring entity is not the Guarantor, the Guarantor would own, directly or indirectly, at least 80% of the Voting Shares of the Principal Subsidiary Bank (and of any other Principal Subsidiary Bank any Voting Shares of which are owned, directly or indirectly, by such Principal Subsidiary Bank) surviving such merger, resulting from such consolidation or acquiring such assets.

SECTION 5.07.  Ownership of the Company.

        Subject to Article Ten, the Guarantor will at all times continue to own, directly or indirectly, all of the issued and outstanding Voting Shares of the Company.

SECTION 5.08.  Liens.

        The Guarantor will not, and it will not permit any Subsidiary to, pledge, mortgage or hypothecate or permit to exist any pledge, mortgage or hypothecation or other lien upon Voting Shares of any Principal Subsidiary Bank owned by the Guarantor or any Subsidiary to secure any indebtedness for borrowed money without making effective provisions whereby any Senior Debt Securities shall be equally and ratably secured with any and all such indebtedness; provided, however, that this restriction shall not apply to or prevent:

                (a) the mortgage, pledge, or hypothecation of, or the establishment of a lien on, any such Voting Shares to secure indebtedness of the Guarantor or a Subsidiary as part of the purchase price of such Voting Shares, or incurred prior to, at the time of or within 120 days after acquisition thereof for the purpose of financing all or any part of the purchase price thereof;

                (b) the acquisition by the Guarantor or any Subsidiary of any Voting Shares subject to mortgages, pledges, hypothecations or other liens existing thereon at the time of acquisition (whether or not the obligations secured thereby are assumed by the Guarantor or such Subsidiary);

                (c) the assumption by the Guarantor or a Subsidiary of obligations secured by mortgages on, pledge or hypothecations of, or other liens on, any such Voting Shares, existing at the time of the acquisition by the Guarantor or such Subsidiary of such Voting Shares;

                (d) the extension, renewal or refunding (or successive extensions, renewals or refundings), in whole or in part, of any mortgage, pledge, hypothecation or other lien referred to in the foregoing clauses (a), (b) and (c); provided, however, that the principal amount of any and all other obligations and indebtedness secured thereby shall not exceed the principal amount so secured at the time of such extension, renewal or refunding, and that such extension, renewal or refunding shall be limited to all or a part of the Voting Shares that were subject to the mortgage, pledge, hypothecation or other lien so extended, renewed or refunded; or

                (e) liens to secure loans or other extensions of credit by a Subsidiary Bank subject to Section 23A of the Federal Reserve Act or any successor or similar federal law or regulations promulgated thereunder;

and provided, further, that, notwithstanding the foregoing, the Guarantor may incur or permit to be incurred or to exist upon such Voting Shares (a) liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Guarantor or a Subsidiary in good faith by appropriate proceedings and the Guarantor or such Subsidiary shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles), or (b) the lien of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than 60 days.

        In case the Guarantor or any Subsidiary shall propose to pledge, mortgage or hypothecate any voting Shares at any time owned by it to secure any indebtedness, other than as permitted by subdivisions (a) to (e), inclusive, of this Section, the Guarantor will prior thereto give written notice thereof to the Trustee, and will prior to or simultaneously with such pledge, mortgage or hypothecation, by supplemental indenture delivered to the Trustee, in form satisfactory to it, effectively secure all the Senior Debt Securities equally and ratably with such indebtedness, by pledge, mortgage or hypothecation of such Voting Shares. Such supplemental indenture shall contain the provisions concerning the possession, control, release and substitution of mortgaged and pledged property and securities and other appropriate matters which are required or are permitted by the Trust Indenture Act (as in effect at the date of execution of such supplemental indenture) to be included in a secured indenture qualified under said Act, and may also contain such additional and amendatory provisions permitted by said Act as the Guarantor and the Trustee shall deem advisable or appropriate or as the Trustee shall deem necessary in connection with such pledge, mortgage or hypothecation.

SECTION 5.09.   Waiver of Covenants.

        The Company or the Guarantor, as the case may be, may omit in respect of any series of Securities in any particular instance to comply with any covenant or condition set forth in Section 5.05 through 5.08 hereof, if before or after the time for such compliance the Holders of a majority in principal amount of the Securities of such series at the time Outstanding shall, by Act of such Holders of Securities, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                  ARTICLE SIX

                SECURITY HOLDERS' LISTS AND REPORTS BY TRUSTEE,
                             COMPANY AND GUARANTOR

SECTION 6.01. Company and Guarantor To Furnish Trustee Names and Addresses of Security Holders.

        In accordance with Section 312(a) of the Trust Indenture Act, the Company and the Guarantor will furnish or cause to be furnished to the Trustee
(a) semiannually and not more than 10 days after the Regular Record Date for each series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such date, and on dates to be determined pursuant to Section 3.01 for noninterest bearing Securities of such series in each year, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, so long as the Trustee is Security Registrar, no such list need be furnished.

        The Company and the Guarantor shall also be required to furnish such information which is known to it concerning the Holders of Coupons and Unregistered Securities; provided, however, that the Company and the Guarantor shall have no obligation to investigate any matter relating to the name and address of any Holder of an Unregistered Security or any Holder of a Coupon.

SECTION 6.02.  Preservation of Information; Communications to
               Security Holders.

        The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of The Trust Indenture Act, subject to the exculpation from liability contained in Section 312(c) of such Act.

SECTION 6.03.  Reports by Trustee.

        The Trustee shall comply with the provisions of Section 313 of the Trust Indenture Act.

SECTION 6.04.  Reports by Company and Guarantor.

        The Company or the Guarantor shall Comply with the provisions of
Section 314(a)(1)(2) and (3) of the Trust Indenture Act.

                                 ARTICLE SEVEN

                                    REMEDIES

SECTION 7.01.  Events of Default and Defaults.

        (a) "Event of Default", with respect to any Senior Debt Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is either inapplicable to a particular series or is specifically deleted or modified in the applicable Board Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.01:

                (1) default in the payment of any interest upon any Security of such series when such interest becomes due and payable, and continuance of such default for a period of 30 days;

                (2) default in the payment of the principal of (including any sinking fund payment or analogous obligation) or premium, if any, on any Security of such series as and when the same shall become due and payable either at Maturity, upon redemption, by declaration or otherwise;

                (3) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in respect of the Securities of such series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given to the Company and the Guarantor by the Trustee, by registered or certified mail, or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied;

                (4) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Company, the Guarantor or any Principal Subsidiary Bank under Title 11 of the United States Code, as now constituted or as hereafter amended, or any other applicable Federal or State bankruptcy law or other similar law, or appointing a receiver, trustee or other similar official of the Company, the Guarantor or any principal Subsidiary Bank or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                (5) the filing by the Company, the Guarantor or any Principal Subsidiary Bank of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or as hereinafter amended, or any other applicable Federal or State bankruptcy law or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession of a receiver, trustee, custodian or other similar official of the Company, the Guarantor or any Principal Subsidiary Bank or of any substantial part of its property, or the Company, the Guarantor or any Principal Subsidiary Bank shall fail generally to pay its debts as such debts become due or shall take any corporate action in furtherance of any such action; or

                (6) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

        (b) "Event of Default," with respect to any Subordinated Debt Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is either inapplicable to a particular series or is specifically deleted or modified in the applicable Board Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.01:

                (1) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Company, the Guarantor or any Principal Subsidiary Bank under Title 11 of the United States Code, as now constituted or as hereafter amended, or any other applicable Federal or State bankruptcy law or other similar law, or appointing a receiver, trustee or other similar official of the Company, the Guarantor or any principal Subsidiary Bank or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                (2) the filing by the Company, the Guarantor or any Principal Subsidiary Bank of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or as hereinafter amended, or any other applicable Federal or State bankruptcy law or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession of a receiver, trustee, custodian or other similar official of the Company, the Guarantor or any Principal Subsidiary Bank or of any substantial part of its property, or the Company, the Guarantor or any Principal Subsidiary Bank shall fail generally to pay its debts as such debts become due or shall take any corporate action in furtherance of any such action; or

                (3) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series .

        (c) "Default" with respect to any Subordinated Debt Securities, wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such Default is either inapplicable to a particular series or is specifically deleted or modified in the applicable

Board Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.01:

                (1) default in the payment of any interest upon any Security of such series when such interest becomes due and payable, and continuance of such default for a period of 30 days;

                (2) default in the payment of the principal of (including any sinking fund payment or analogous obligation) or premium, if any, on any Security of such series as and when the same shall become due and payable either at Maturity, upon redemption, by declaration or otherwise;

                (3) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in respect of the Securities of such series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given to the Company and the Guarantor by the Trustee, by registered or certified mail, or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied; or

                (4) any other Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

SECTION 7.02.  Acceleration of Maturity; Rescission and Annulment.

        If an Event of Default with respect to any series of Securities occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding of such series may declare the principal (or, if Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of the Securities of such series) of all the Securities of such series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders of Securities), and upon any such declaration the same shall become immediately due and payable.

        At any tine after such a declaration of acceleration with respect to any series of Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

                (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specifically contemplated by Section 3.01 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture)

                (A) all overdue installments of interest on all Securities of such series,

                (B) (in the currency or currency unit described above) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series,

                (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series, and

                (D) in Dollars all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of negligence or bad faith; and

                (2) all Events of Default or Defaults, other than the nonpayment of the principal of Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 7.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

        In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the

Guarantor and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

        For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

SECTION 7.03.   Collection of Indebtedness and Suits for
                Enforcement by Trustee.

        The Company covenants that if:

                (1) default is made in the payment of any interest upon any Security of any series when such interest becomes due and payable, and such default continues for a period of 30 days, or

                (2) default is made in the payment of the principal of (including any sinking fund payment or analogous obligation) or premium, if any, on any Security of any series, whether upon Maturity or upon any redemption or by declaration or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of such series, and Coupons, if any, appertaining thereto, the whole amount then due and payable on Securities of such series and matured Coupons, if any, appertaining thereto for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and to the extent that payment of such interest is lawful, upon overdue installments of interest, at the rate or rates prescribed therefor by the terms of the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and Coupons and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities and Coupons, wherever situated.

        If an Event of Default or a Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 7.04.  Trustee May File Proofs of Claim.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities and Coupons, if any, appertaining thereto or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Securities and any amounts owed pursuant to Coupons, if any, appertaining thereto shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for payment of overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of any Securities and Coupons, if any, appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claim of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities of any series and Coupons, if any, appertaining thereto allowed in such judicial proceeding, and

                (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities or Coupons, if any, appertaining thereto to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Security Holders, to pay to the Trustee any amount due to it for the reasonable compensation expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07. To the extent that such payment of reasonable compensation, expenses, disbursements, advances and other amounts out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders of the Securities or Coupons may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Securities or Coupons, if any, appertaining thereto any plan of reorganization, arrangement, adjustment or composition affecting the Securities and Coupons, if any, appertaining thereto or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Securities or Coupons, if any, appertaining thereto in any such proceeding.

SECTION 7.05. Trustee May Enforce Claims Without Possession of Securities.

        All rights of action and claims under this Indenture or under the Securities of any series or Coupons, if any, appertaining thereto may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or Coupons, if any, appertaining thereto or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities or Coupons in respect of which such judgment has been recovered.

        In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this

Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities and Coupons in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons parties to any such proceedings.

SECTION 7.06.  Application of Money Collected.

        Any money collected by the Trustee pursuant to this Article with respect to a series of Securities or Coupons, if any, appertaining thereto (other than sums held in trust for the benefit of the Holders of particular Securities or Coupons) shall be applied in the following order, at the date or dates fixed by the Trustee and in the case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation (except in respect of Subdivision FIRST below) of the Securities of such series and Coupons, if any, appertaining thereto, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST: To the payment of all amounts due the Trustee under
        Section 8.07.

                SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series and Coupons, if any, appertaining thereto for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series and Coupons, if any, appertaining thereto, for principal, premium, if any, and interest, respectively.

                THIRD: The balance, to the Person or Persons lawfully entitled thereto, or as a court of competent jurisdiction may direct.

SECTION 7.07.  Limitation on Suits.

        No Holder of any security of any series or Coupon, if any, appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (1) such Holder has previously given written notice to the Trustee of a continued Event of Default or a Default with respect to Securities of such series;

                (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series or Coupons, if any, appertaining thereto shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Holders of Securities of such series or Coupons, if any, appertaining thereto or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such series and Coupons, if any, appertaining thereto.

SECTION 7.08.   Unconditional Right of Security Holders To
                Receive Principal, Premium and Interest.

        Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon, if any, appertaining thereto shall have the right which is absolute and unconditional to receive payment of the principal of and premium, if any, and (subject to Section 3.07) interest on such Security or a Coupon on the respective Stated Maturities expressed in such Security or Coupon (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) at the respective places, at the respective times, at the respective rates, in the respective amounts and in the coin, currency, or currency unit therein and herein prescribed, and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 7.09.  Restoration of Rights and Remedies.

        If the Trustee or any Holder of any Security or Coupon, if any, appertaining thereto has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder of any Security or Coupon, if any, appertaining thereto, then and in every such case the Company, the Guarantor, the Trustee and the Holders of any Security or Coupons, if any, appertaining thereto shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

SECTION 7.10.  Rights and Remedies Cumulative.

        No right or remedy herein conferred upon or reserved to the Trustee or to the Holders of any Securities or Coupons, if any, appertaining thereto is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 7.11.  Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Security or Coupon, if any, appertaining thereto to exercise any right or remedy accruing upon any Event of Default or any Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of any Security or Coupon, if any, appertaining thereto may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holders, as the case may be.

SECTION 7.12.  Control by Security Holders.

        The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee under this Indenture with respect to Securities of such series, provided that

                (1) such direction shall not be in conflict with any statute or rule of law or with this Indenture,

                (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                (3) the Trustee need not take any action which it determines might involve it in personal liability or would be unduly prejudicial to the Holders of Securities of such series not joining in such direction.

SECTION 7.13.  Waiver of Past Defaults.

        The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

                (1) in the payment of the principal of or premium, if any, or interest on any Security of such series or Coupon, if any, appertaining thereto, or in the payment of any sinking fund installment or analogous obligation with respect to Securities of such series, or

                (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising therefrom shall be deemed to have been cured, for every purpose in respect of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 7.14.  Undertaking for Costs.

        All parties to this Indenture agree, and each Holder of any Security or Coupon, if any, appertaining thereto by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of any Security, or group of Holders of any Security, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of Securities or Coupons, if any, appertaining thereto for the enforcement of the payment of the principal of, premium, if any, or interest on any Security or Coupon, if any, appertaining thereto on or after the respective Stated Maturities expressed in such Security or Coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

SECTION 7.15.  Waiver of Stay or Extension Laws.

        The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of any stay or extension law wherever enacted, now or any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 7.16.  Judgment Currency.

        If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company or the Guarantor hereunder or under any Security or Coupon it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Conversion Rate as in effect on the date the Company or the Guarantor shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment, the Company and the Guarantor agree to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the

Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Company or the Guarantor under this Section 7.16 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon. In no event, however, shall the Company or the Guarantor be required to pay more in the currency or currency unit due hereunder or under such Security or Coupon at the Conversion Rate as in effect when payment is made than the amount of currency or currency unit stated to be due hereunder or under such Security or Coupon so that in any event the Company's and the Guarantor's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit.

        For purposes of this Section 7.16, "Conversion Rate" shall mean the spot rate at which in accordance with normal banking procedures the currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted could be purchased with the currency or currency unit due hereunder or under any Security or Coupon from major banks located in New York, London or any other principal market for such purchased currency or currency unit.

                                 ARTICLE EIGHT

                                  THE TRUSTEE

SECTION 8.01.  Certain Duties and Responsibilities.

        (a) The Trustee shall comply with, and be subject to, the provisions of
Section 315 of the Trust Indenture Act.

        (b) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 8.02.  Notice of Defaults.

        Within 90 days after the occurrence of any default hereunder with respect to any series of Securities, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest on any Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series and any Coupons appertaining thereto; and provided, further, that in the case of any default of the character specified in Section 7.01(3) no such notice to Holders of Securities of such series shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default or a Default.

SECTION 8.03.   Certain Rights of Trustee.

        Except as otherwise provided in Section 8.01:

                (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or a Guarantor Request or a Guarantor Order and any resolution of a Board of Directors shall be sufficiently evidenced by a Board Resolution;

                (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and an Opinion of Counsel;

                (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

                (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities or Coupons, if any, appertaining thereto pursuant to this Indenture, unless such Holders of Securities or Coupons, if any, appertaining thereto shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney;

                (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 8.04. Not Responsible for Recitals or Issuance of Securities and Guarantees.

        The recitals contained herein and in the Securities and Guarantees, except the certificates of authentication, shall be taken as the statement of the Company or the Guarantor, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or

Coupons, if any, appertaining thereto or the Guarantees. The Trustee shall not be accountable for the use or application by the Company or the Guarantor of Securities or the proceeds thereof.

SECTION 8.05.  May Hold Securities.

        The Trustee, any Paying Agent, Securities Registrar, or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections
8.08 and 8.13, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

SECTION 8.06.  Money Held in Trust.

        Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor.

SECTION 8.07.  Compensation and Reimbursement.

        The Company and the Guarantor jointly and severally agree:

                (1) to pay to the Trustee from time to time in Dollars reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (2) to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

        As security for the performance of the obligations of the Company and the Guarantor under this Section the Trustee shall have a lien prior to the Securities and Coupons, if any, appertaining thereto and Guarantees upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or premium or interest on particular Securities and Coupons, if any, appertaining thereto.

SECTION 8.08.  Qualification of Trustee; Conflicting Interests.

        The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trust Indenture Act.

SECTION 8.09.  Persons Eligible for Appointment as Trustee.

        There shall at all times be a Trustee for each series of Securities hereunder which shall at all times be either

                (i) a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority; or

                (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees'

in either case having a combined capital and surplus of at least
$50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company, the Guarantor, nor any person directly or indirectly controlling, controlled by, or under common control with the Company or the Guarantor shall serve as trustee for the Securities of any series issued hereunder. In case at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

SECTION 8.10.  Resignation and Removal; Appointment of Successor.

        (a) No resignation or removal of the Trustee for the Securities of any series and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

        (b) The Trustee may resign with respect to one or more series at any time by giving written notice thereof to the Company and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the outstanding Securities of such series delivered to the Trustee and to the Company and the Guarantor.

        (d) It at any time

                (1) the Trustee shall fail to comply with Section 8.08 with respect to any series of Securities after written request therefor by the Company or the Guarantor or by any Security Holder who has been a bona fide Holder of a Security of such series for at least six months, or

                (2) the Trustee shall cease to be eligible under Section 8.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Security Holder, or

                (3) the Trustee shall become incapable of acting with respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company or the Guarantor, by a Board Resolution, may remove the Trustee with respect to such series or (ii) subject to Section 7.14, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

        (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company or the Guarantor, by a Board Resolution, shall promptly appoint a successor Trustee with respect to such series of Securities. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company or the Guarantor. If no successor Trustee with respect to such series shall have been so appointed by the Company, the Guarantor or the Holders of Securities of such series and have accepted appointment in the manner hereinafter provided, any Security Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

        (f) The Company or the Guarantor shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series, in the manner specified in
Section 1.06, to the Holders of Securities, and Coupons, if any, appertaining thereto, of such series. Each notice shall include the name of the successor Trustee and the address of its Principal Corporate Trust Office.

SECTION 8.11.   Acceptance of Appointment by Successor.

        Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all series as to which it is thereby resigning as Trustee and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the resigning Trustee with respect to all or any such series; but, on request of the Company, the Guarantor or such successor Trustee, such resigning Trustee shall, upon payment of its outstanding charges and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee with respect to all or any such series, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 8.07. Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

        In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series may execute and deliver an indenture supplemental hereto containing such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of any series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and adding to or changing any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

        No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article.

SECTION 8.12.   Merger, Conversion, Consolidation or
                Succession to Business of Trustee.

        Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 8.13.   Preferential Collection of Claims
                Against Company and Guarantor.

        The Trustee shall comply with the requirements of Section 311 of the Trust Indenture Act and any rules or regulations promulgated by the Commission thereunder.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 9.01.   Supplemental Indentures Without
                Consent of Security Holders.

        Without the consent of the Holders of any Securities, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee for the Securities of any or all series, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                (1) to evidence the succession of another corporation to the Company and the Guarantor, and the assumption by any such successor of the covenants and obligations of the Company or the Guarantor herein and in the Securities or the Guarantees contained;

                (2) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.11;

                (3) to add to the covenants and agreements of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities and the Coupons, if any, appertaining thereto (if such covenants are for less than all series, stating that such covenants are for the benefit of such series), or to surrender any right or power herein conferred upon the Company or the Guarantor provided that such action shall not adversely affect the interests of the Holders of Securities of any series then Outstanding and the Holders of the Coupons, if any, appertaining thereto;

                (4) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture provided such other provisions shall not adversely affect the interests of the Holders of Securities of any series then Outstanding and Coupons, if any, appertaining thereto;

                (5) to secure the Securities in accordance with the provisions of Section 5.08;

                (6) to establish any additional form of Security, as permitted by Section 2.03, and to provide for the issuance of any additional series of Securities and Coupons, if any, appertaining thereto as permitted by Section 3.01, and to set forth the terms thereof;

                (7) to permit payment in the United States of principal, premium or interest on Unregistered Securities or of interest on Coupon Securities; or

                (8) to provide for the issuance of uncertificated Securities of one or more series in the place of certificated Securities.

        The Trustee with respect to any series of Securities affected by such supplemental indenture is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the

Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02.   Supplemental Indentures with
                Consent of Security Holders.

        With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series (voting as one class) affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                (1) change the Maturity of the principal of, or the Stated Maturity of, or any installment of interest on, any Security, or reduce the principal amount thereof (including in the case of an Original Issue Discount Security the amount payable upon acceleration of the Maturity thereof) or any premium thereon or the rate of interest thereon, or change the method of computing the amount of principal thereof on any date, or eliminate a Place of Payment where, or the coin or currency in which, any Security or any premium thereon or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or a repayment, on or after the Redemption Date or the Repayment Date, as the case may be);

                (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                (3) modify any of the provisions of this Section, Section 5.09 or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

                (4) modify or affect in any manner adverse to the Holders of the Securities the terms and conditions of the obligation of the Guarantor in respect of the due and punctual payment of the principal of or premium or interest on the Securities.

        It shall not be necessary for any Act of Security Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03.  Execution of Supplemental Indentures.

        In executing, or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution and delivery of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04.  Effect of Supplemental Indentures.

        Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee for the Securities of such series, the Company, the Guarantor and the Holders of any Securities of such series or any Coupons appertaining thereto affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series and Coupons, if any, appertaining thereto.

SECTION 9.05.   Conformity with Trust Indenture Act.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

SECTION 9.06.   Reference in Securities to Supplemental Indentures.

        Securities of any series (including any Coupons appertaining thereto) authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Guarantor shall so determine, new Securities of any series and any Coupons appertaining thereto so modified as to conform, in the opinion of the Trustee or the Boards of Directors of the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, with duly executed Guarantees endorsed thereon, and authenticated and delivered by the Trustee in exchange for the Securities of such series and any Coupons appertaining thereto then Outstanding.

                                  ARTICLE TEN

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 10.01.  Company May Consolidate, etc.,
                Only on Certain Terms.

        The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety, to any Person, unless:

                (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all the Securities of each series and the Coupons, if any, appertaining thereto and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                (2) immediately after giving effect to such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or a Default, shall have happened and be continuing;

                (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                (4) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Guarantees remain in full force and effect.

SECTION 10.02.  Successor Corporation Substituted for Company.

        Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein.

        In the event of any such conveyance or transfer, the Person named as the "Company" in the first paragraph of this instrument or any successor which shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker of all the securities and from its obligations under this Indenture.

SECTION 10.03.  Guarantor May Consolidate, etc.,
                Only on Certain Terms.

        The Guarantor shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                (1) the corporation formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual performance of the obligations of the Guarantor and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                (2) immediately after giving effect to such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or a Default, shall have happened and be continuing; and

                (3) the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 10.04.  Successor Corporation Substituted for Guarantor.

        Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Guarantor substantially as an entirety in accordance with Section 10.03, the successor corporation formed by such consolidation or into which the Guarantor is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Guarantor herein.

        In the event of any such conveyance or transfer, the Person named as the Guarantor ion the first paragraph of this instrument or any successor which shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as Guarantor and from its obligations under this Indenture.

SECTION 10.05.  Company May Consolidate, etc. with
                Guarantor, Only on Certain Terms.

        The Company shall not consolidate with or merge into the Guarantor or convey or transfer its properties and assets substantially as an entirety to the Guarantor, unless:

                (1) the Guarantor shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual performance of the obligations of the Company and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                (2) immediately after giving effect to such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or a Default, shall have happened and be continuing; and

                (3) the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                 ARTICLE ELEVEN

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01.  Satisfaction and Discharge of Securities of
                Any Series.

        Except as otherwise provided for the Securities of any series established pursuant to Section 3.01(18), the Company and the Guarantor shall be deemed to have satisfied and discharged the entire indebtedness on all the Outstanding Securities of any particular series and the Coupons, if any, appertaining thereto, and the Trustee, at the expense of the Company and the Guarantor and upon Company Request, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

                (1) either

                    (A) all Outstanding Securities of such series theretofore authenticated and delivered and the Coupons, if any, appertaining thereto (other than (i) any Securities of such series or Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Outstanding Securities of such series or Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in

        Sections 5.03 and 11.04) have been delivered to the Trustee for cancellation; or

                (B) with respect to all Outstanding Securities of such series and the Coupons, if any, appertaining thereto, described in (A) above not theretofore delivered to the Trustee for cancellation:

                    (i) the Company or the Guarantor has deposited or caused to be deposited with the Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are denominated (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) hereof) sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by Section 11.03, as the case may be; or

                    (ii) the Company or the Guarantor has deposited or caused to be deposited with the Trustee as obligations in trust such amount of Government Obligations as will, in a written opinion of independent public accountants delivered to the Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and the Coupons, if any, appertaining thereto, for unpaid principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by Section 11.03, as the case may be;

                (2) the Company or the Guarantor has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series and the Coupons, if any, appertaining thereto;

                (3) the Company or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to due satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series and the Coupons, if any, appertaining thereto, have been complied with; and

                (4) if the Securities of such series and the Coupons, if any, appertaining thereto, are not to become due and payable at their Stated Maturity within one year of the date of such deposit or are not to be called for redemption within one year of the date of such deposit under arrangements satisfactory to the Trustee as of the date of such deposit, then the Company and the Guarantor shall have given, not later than the date of such deposit, notice of such deposit to the Holders of the Securities of such series and the Coupons, if any, appertaining thereto.

        Upon the satisfaction of the conditions set forth in this Section 11.01 with respect to all the Outstanding Securities of any series and the Coupons, if any, appertaining thereto, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company or the Guarantor, and the Holders of the Securities of such series shall look for payment only to the funds or obligations deposited with the Trustee pursuant to
Section 11.01(1)(B); provided, however, that the Company and the Guarantor shall not be discharged from (a) any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause
(c) of the definition thereof and the Coupons, if any, appertaining thereto, if such obligations continue to be valid obligations of the Company and the Guarantor under applicable law, (b) any obligations under Sections 8.07 and
8.10 and (c) any obligations under section 3.05 or 3.06 (except that Securities of such series issued upon registration of transfer or exchange or Securities or Coupons, if any, appertaining thereto issued in lieu of mutilated, lost, destroyed or stolen Securities or Coupons shall not be obligations of the Company or the Guarantor) and Section 6.01; and provided further that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Company or the Guarantor within 91 days after the deposit, the entire indebtedness on all Securities of such series and the Coupons, if any, appertaining thereto shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company or the Guarantor upon Company Request or Guarantor Request, as applicable; and provided further that if the Trustee or Paying Agent is unable to apply any money in accordance with Section 11.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and the Guarantor under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 11.03, but if the Company or the Guarantor makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company and the Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent. Notwithstanding the satisfaction of the conditions set forth in this Section 11.01 with respect to all the Securities of any series not denominated in Dollars, upon the happening of any event specified in Section 3.11(e) the Company and the Guarantor shall be obligated to make the payments in Dollars required by Section 3.11(e) to the extent that the Trustee is unable to convert any Foreign Currency or currency unit in its possession pursuant to Section 11.01(1) (B) into the Dollar Equivalent of the Foreign Currency or the Dollar Equivalent of the Currency Unit, as the case may be. The Trustee shall return to the Company or the Guarantor any non-converted funds or securities in its possession after such payments have been made.

SECTION 11.02.  Satisfaction and Discharge of Indenture.

        Upon compliance by the Company and the Guarantor with the provisions of
Section 11.01 as to the satisfaction and discharge of each series of Securities issued hereunder and the Coupons, if any, appertaining thereto, and if the Company and the Guarantor have paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Company Request and receipt of an Opinion of Counsel, an Officers' Certificate and, if appropriate under the circumstances, an opinion of independent public accountants (and at the expense of the Company), the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

        Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Company or the Guarantor under Sections 3.05, 3.06, 6.01,
8.07 and 8.10, any obligations of the Company or the Guarantor under Section 3.11(d) to deliver an Exchange Rate Officer's Certificate and the obligations of the Trustee under Section 11.03 shall survive.

SECTION 11.03.  Application of Trust Money.

        All money and obligations deposited with the Trustee pursuant to
Section 11.01 shall be held irrevocably in trust and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. Such money and obligations shall be applied by the Trustee, in accordance with the provisions of the Securities, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Company or Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities and the Coupons, if any, appertaining thereto for the payment of which such money and obligations have been deposited with the Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provision or in accordance with any mandatory sinking fund requirement, the Company or Guarantor shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company or Guarantor.

SECTION 11.04.  Repayment of Moneys Held by Paying Agent.

        In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series and the Coupons, if any, appertaining thereto, all moneys with respect to such series then held by any Paying Agent for such series under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Company or Guarantor, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                 ARTICLE TWELVE

                                 SUBORDINATION

SECTION 12.01. Subordinated Debt Securities Subordinated to Senior Company Indebtedness.

        The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Subordinated Debt Securities and Coupons, if any, appertaining thereto by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of and interest on each and all of the Subordinated Debt Securities and Coupons, if any, appertaining thereto is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Company Indebtedness.

SECTION 12.02.  Payments upon Dissolution of the Company.

        Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture or any supplemental indenture issued pursuant to Section 3.01 upon the Senior Company Indebtedness and the holders thereof with respect to the Subordinated Debt Securities and Coupons, if any, appertaining thereto and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law),

                (i) the holders of all Senior Company Indebtedness shall first be entitled to receive payment in full in accordance with the terms of such Senior Company Indebtedness of the principal thereof, premium, if any, and the interest due thereon (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) before the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto are entitled to receive any payment upon the principal of or premium, if any, or interest on indebtedness evidenced by the Subordinated Debt Securities and Coupons, if any, appertaining thereto;

                (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto would be entitled except for the provisions of this Article Twelve, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Company Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Company Indebtedness may have been issued, in accordance with the priorities then existing among holders of Senior Company Indebtedness for payment of the aggregate amounts remaining unpaid on account of the principal, premium, if any, and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) on the Senior Company Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior

        Company Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Company Indebtedness; it being understood that if the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall fail to file a proper claim in the form required by any proceeding referred to in this subparagraph (ii) prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Company Indebtedness are hereby authorized to file an appropriate claim or claims for and on behalf of the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, in the form required in any such proceeding; and

                (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinate to the payment of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall be received by the Trustee or Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto before all Senior Company Indebtedness is paid in full, such payment or distribution shall be paid over to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment of assets of the Company for all Senior Company Indebtedness remaining unpaid until all such Senior Company Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Company Indebtedness.

Subject to the payment in full of all Senior Company Indebtedness, the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall be subrogated to the rights of the holders of Senior Company Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Company Indebtedness until the principal of and premium, if any, and interest on the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall be paid in full and no such payments or distributions to holders of such Senior Company Indebtedness to which the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto would be entitled except for the provisions hereof of cash, property or securities otherwise distributable to the Senior Company Indebtedness shall, as between the Company, its creditors, other than the holders of Senior Company Indebtedness, and the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, be deemed to be a payment by the Company to or on account of the Subordinated Debt Securities and Coupons, if any, appertaining thereto. It is understood that the provisions of this Article Twelve (other than Sections 12.04, 12.05 and 12.06) are and are intended solely for the purpose of defining the relative rights of the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, on the one hand, and the holders of Senior Company Indebtedness, on the other hand. Nothing contained in this Article Twelve or elsewhere in this Indenture, any supplemental indenture issued pursuant to Section 3.01, or in the Subordinated Debt Securities and Coupons, if any, appertaining thereto is intended to or shall impair, as between the Company, its creditors, other than the holders of Senior Company Indebtedness, and the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto the principal of, premium, if any, and interest on the Subordinated Debt Securities and Coupons, if any, appertaining thereto as and when the same shall become due and payable in accordance with their terms or to affect the relative rights of the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto and creditors of the Company, other than the holders of the Senior Company Indebtedness, nor shall anything herein or in the Subordinated Debt Securities and Coupons, if any, appertaining thereto prevent the Trustee or the Holder of any Subordinated Debt Securities and Coupons, if any, appertaining thereto from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Senior Company Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee and the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceeding is pending or upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Company Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve. In the absence of any such liquidating trustee, agent or other person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Company Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of Senior Company

Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Company Indebtedness, to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Company Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

        The obligation of the Company in respect to the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall rank on a parity with any other obligations of the Company ranking on a parity with the Subordinated Debt Securities, including the Company's 9-7/8% Subordinated Notes Due 2001.

        With respect to the holders of Senior Company Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Company Indebtedness shall be read into this Article 12 against the Trustee; provided that nothing contained herein shall derogate from covenants or obligations contained in this Indenture, or any supplemental indenture issued pursuant to Section 3.01, with respect to Senior Company Indebtedness that is issued as a series of Securities under this Indenture. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Company Indebtedness by reason of the execution of this Indenture, or any supplemental indenture issued pursuant to
Section 3.01, and shall not be liable to any such holders if it shall mistakenly pay over or distribute to or on behalf of Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto or the Company moneys or assets to which any holders of Senior Company Indebtedness shall be entitled by virtue of this Article Twelve.

SECTION 12.03.  No Payment When Senior Company
                Indebtedness in Default.

        In the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Company Indebtedness, beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Company Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Company Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment or principal of or interest on the Subordinated Debt Securities and Coupons, if any, appertaining thereto, or in respect of any retirement, purchase or other acquisition of any of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, shall be made by the Company.

SECTION 12.04.  Guarantees of Subordinated Debt Securities
                Subordinated to Senior Guarantor Indebtedness.

        The Guarantor, for itself, its successors and assigns, covenants and agrees, and each Holder of Guarantees of Subordinated Debt Securities and Coupons, if any, appertaining thereto by his acceptance thereof likewise covenants and agrees, that the payment of the principal of and interest on each and all of the Subordinated Debt Securities and Coupons, if any, appertaining thereto pursuant to the Guarantees thereof is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Guarantor Indebtedness.

SECTION 12.05.  Payments upon Dissolution of the Guarantor.

        Upon any distribution of assets of the Guarantor upon any dissolution, winding up, liquidation or reorganization of the Guarantor, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Guarantor or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture or any supplemental indenture issued pursuant to Section 3.01 upon the Senior Guarantor Indebtedness and the holders thereof with respect to the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law),

                (i) the holders of all Senior Guarantor Indebtedness shall first be entitled to receive payment in full in accordance with the terms of such Senior Guarantor Indebtedness of the principal thereof, premium, if any, and the interest due thereon (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Guarantor under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) before the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto are entitled to receive any payment upon the principal of or premium, if any, or interest on indebtedness evidenced by the Subordinated Debt Securities and Coupons, if any, appertaining thereto pursuant to the Guarantees thereof;

                (ii) any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Guarantees or the Subordinated Debt Securities and Coupons, if any, appertaining thereto or the Trustee would be entitled except for the provisions of this Article Twelve, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Guarantor Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Guarantor Indebtedness may have been issued, in accordance with the priorities then existing among holders of Senior Guarantor Indebtedness for payment of the aggregate amounts remaining unpaid on account of the principal, premium, if any, and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) on the Senior Guarantor Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Guarantor Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Guarantor Indebtedness; it being understood that if the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall fail to file a proper claim in the form required by any proceeding referred to in this subparagraph (ii) prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Guarantor Indebtedness are hereby authorized to file an appropriate claim or claims for and on behalf of the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, in the form required in any such proceeding; and

                (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Guarantor being subordinate to the payment of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall be received by the Trustee or Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto before all Senior Guarantor Indebtedness is paid in full, such payment or distribution shall be paid over to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment of assets of the Guarantor for all Senior Guarantor Indebtedness remaining unpaid until all such Senior Guarantor Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Guarantor Indebtedness.

Subject to the payment in full of all Senior Guarantor Indebtedness, the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall be subrogated to the rights of the holders of Senior Guarantor Indebtedness to receive payments or distributions of cash, property or securities of the Guarantor applicable to the Senior Guarantor Indebtedness until the principal of and premium, if any, and interest on the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall be paid in full and no such payments or distributions to holders of such Senior Guarantor Indebtedness to which the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto would be entitled except for the provisions hereof of cash, property or securities otherwise distributable to the Senior Guarantor Indebtedness shall, as between the Guarantor, its creditors, other than the holders of Senior Guarantor Indebtedness, and the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if-any, appertaining thereto, be deemed to be a payment by the Guarantor to or on account of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto. It is understood that the provisions or this Article Twelve (other than Sections 12.01, 12.02 and 12.03) are and are intended solely for the purpose of defining the relative rights of the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, on the one hand, and the holders of Senior Guarantor Indebtedness, on the other hand. Nothing contained in this Article Twelve or elsewhere in this Indenture, any supplemental indenture issued pursuant to Section 3.01, or in the Subordinated Debt Securities and Coupons, if any, appertaining thereto or the

Guarantees thereof is intended to or shall impair, as between the Guarantor, its creditors, other than the holders of Senior Guarantor Indebtedness, and the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto the obligation of the Guarantor, which is unconditional and absolute, to pay to the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto the principal, premium, if any, and interest on the Subordinated Debt Securities and Coupons, if any, appertaining thereto, pursuant to the Guarantees thereof, as and when the same shall become due and payable in accordance with their terms or to affect the relative rights of the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto and creditors of the Guarantor, other than the holders of the Senior Guarantor Indebtedness, nor shall anything herein or in the Subordinated Debt Securities and Coupons, if any, appertaining thereto or the Guarantees thereof prevent the Trustee or the Holder of any Guarantee of the Subordinated Debt Securities and Coupons, if any, appertaining thereto from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Senior Guarantor Indebtedness in respect of cash, property or securities of the Guarantor received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Guarantor referred to in this Article Twelve, the Trustee and the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceeding is pending or upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders or the Senior Guarantor Indebtedness and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve. In the absence of any such liquidating trustee, agent or other person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Guarantor Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of Senior Guarantor Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Guarantor Indebtedness, to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Guarantor

Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

        The obligation of the Guarantor in respect to the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto shall rank on a parity with the Guarantor's 8-1/4% Convertible Subordinated Debentures Due 2008, the Guarantor's Floating Rate Subordinated Notes Due 1997, the Citizens Fidelity Corporation Convertible Subordinated Debentures Due 2005, and the Guarantor's Guarantee of the Company's 9-7/8% Subordinated Notes Due 2001 and any other obligations of the Guarantor ranking on a parity with the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto.

        With respect to the holders of Senior Guarantor Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Guarantor Indebtedness shall be read into this Article Twelve against the Trustee; provided that nothing contained herein shall derogate from covenants or obligations contained in this Indenture, or any supplemental indenture issued pursuant to Section 3.01, with respect to Senior Guarantor Indebtedness that is issued as a series of Securities under this Indenture. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Guarantor Indebtedness by reason of the execution of this Indenture, or any supplemental indenture issued pursuant to Section 3.01, and shall not be liable to any such holders if it shall mistakenly pay over or distribute to or on behalf of Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto or the Guarantor moneys or assets to which any holders of Senior Guarantor Indebtedness shall be entitled by virtue of this Article Twelve.

SECTION 12.06.  No Payment When Senior Guarantor
                Indebtedness in Default.

        In the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Guarantor Indebtedness, beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Guarantor Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitted the holders of such Senior Guarantor Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment or principal of or interest on the Subordinated Debt Securities and Coupons, if any, appertaining thereto, or in respect of any retirement, purchase or other acquisition of any of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, pursuant to the Guarantees thereof, shall be made by the Guarantor.

SECTION 12.07.  No Impairment of Holders' Rights.

        Nothing contained in this Indenture, any supplemental indenture issued pursuant to Section 3.01, or in any of the Subordinated Debt Securities or Coupons, if any, appertaining thereto or the Guarantees thereof shall (i) impair, as between the Company and Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, or as between the Guarantor and the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto, the obligations of the Company or Guarantor, as the case may be, to make, or prevent the Company or Guarantor from making, at any time except as provided in Sections 12.02, 12.03, 12.05 and 12.06, payments of principal, premium, if any, or interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company or Guarantor under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) on the Subordinated Debt Securities and Coupons, if any, appertaining thereto, and the Guarantees thereof as and when the same shall become due and payable in accordance with the terms of the Subordinated Debt Securities and Coupons, if any, appertaining thereto and the Guarantees thereof (ii) affect the relative rights of the Holders of the Subordinated Debt Securities and Coupons, if any, appertaining thereto and creditors of the Company other than the holders of the Senior Company Indebtedness or the relative rights of the Holders of the Guarantees of the Subordinated Debt Securities and Coupons, if any, appertaining thereto and creditors of the Guarantor other than the holders of Senior Guarantor Indebtedness, (iii) prevent the Holder of any Subordinated Debt Securities and Coupons, if any, appertaining thereto or Guarantee thereof or the Trustee from exercising all remedies otherwise permitted by applicable law upon default thereunder, subject to the rights, if any, under this Article Twelve of the holders of Senior Company Indebtedness in respect of cash, property or securities of the Company received upon the exercise of such remedy and the holders of Senior Guarantor Indebtedness in respect of cash, property or securities of the Guarantor received upon the exercise of such remedy, or (iv) prevent the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to the payment of or on account of the principal of or premium, if any, or interest on the Subordinated Debt Securities and Coupons, if any, appertaining thereto or prevent the receipt by the Trustee or any Paying Agent of such moneys, if, prior to the third Business Day prior to such deposit, the Trustee or such Paying Agent did not have written notice of any event prohibiting the making of such deposit by the Company or the Guarantor.

SECTION 12.08.  Effectuation of Subordination by Trustee.

        Each Holder of Subordinated Debt Securities and Coupons, if any, appertaining thereto by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Twelve and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 12.09.  Knowledge of Trustee.

        Notwithstanding the provisions of this Article or any other provisions of this Indenture or any supplemental indenture issued pursuant to Section 3.01, neither the Trustee nor any Paying Agent shall be charged with knowledge of the existence of any Senior Company Indebtedness or any Senior Guarantor Indebtedness (other than Senior Company Indebtedness or Senior Guarantor Indebtedness issued under this Indenture or any supplemental indenture issued pursuant to Section 3.01) or of any event which would prohibit the making of any payment or moneys to or by the Trustee or such Paying Agent, unless and until a Responsible Officer of the Trustee or such Paying Agent shall have received written notice thereof from the Company or from the holder of any Senior Company Indebtedness or Senior Guarantor Indebtedness or from the representative or any such holder.

SECTION 12.10.  Trustee's Relation to Senior Company
                Indebtedness or Senior Guarantor Indebtedness.

        The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Company Indebtedness or Senior Guarantor Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of such Senior Company Indebtedness or Senior Guarantor Indebtedness, and nothing in this Indenture or any supplemental indenture issued pursuant to Section 3.01 shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 12.11.  No Waiver of Default or Event of Default.

        The failure to make a payment pursuant to the Subordinated Debt Securities and Coupons, if any, appertaining thereto by reason of any provision in this Article shall not be construed as preventing the occurrence of a Default or any Event of Default.

SECTION 12.12.  Claims of the Trustee.

        Nothing contained in This Article Twelve shall subordinate to Senior Company Indebtedness or Senior Guarantor Indebtedness the claims of, or payments to, the Trustee under or pursuant to Section 8.07.

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 13.01.  Exemption from Individual Liability.

        No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or Coupon, or for any claim based thereon otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, the Guarantor or the Trustee or of any predecessor or successor corporation, either directly or through the Company, the Guarantor or the Trustee, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood and agreed that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company and the Guarantor and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company, the Guarantor or the Trustee or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or Guarantees or implied therefrom, and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities, Coupons, or Guarantees or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution and delivery of this Indenture and the issue of such Securities.

                                ARTICLE FOURTEEN

                               HOLDERS' MEETINGS

SECTION 14.01.  Purposes of Meetings.

        A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Fourteen for any of the following purposes:

                (1) to give any notice to the Company, the Guarantor, or the Trustee for the Securities of such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Seven;

                (2) to remove the Trustee for such series and nominate a successor trustee pursuant to the provisions of Article Eight;

                (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 14.02.  Call of Meetings by Trustee.

        The Trustee for the Securities of any series may at any time call a meeting of Holders of Securities of such series to take any action specified in
Section 14.01 to be held at such time and at such place in the Borough of Manhattan, the City of New York, or such other Place of Payment, as the Trustee for such series shall determine. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of such series in the manner and to the extent provided in Section 1.06.

Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for the meeting.

SECTION 14.03.  Call of Meetings by Company, Guarantor or Holders.

        In case at any time The Company or the Guarantor, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company, the Guarantor or such Holders may determine the time and the place in the Borough of Manhattan or other Place of Payment for such meeting and may call such meeting to take any action authorized in Section 14.01 by giving notice thereof as provided in Section 14.02.

SECTION 14.04.  Qualifications for Voting.

        To be entitled to vote at any meeting of Holders a person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or (b) a person appointed by an instrument in writing as proxy by such Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the Securities of the series with respect to which such meeting is being held and its counsel and any representatives of the Company, the Guarantor and their counsel; provided, however, that representatives of the Trustee shall be entitled during a meeting of Holders to meet with the Holders outside the presence of representatives of the Company, the Guarantor and their counsel.

SECTION 14.05.  Regulations.

        Notwithstanding any other provisions of this Indenture, the Trustee for the Securities of any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, The submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

        The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting unless the meeting shall have been called by the Company, the Guarantor or by Holders of the Securities of such series as provided in Section 14.03, in which case the Company, the Guarantor or the Holders calling the meeting as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

        At any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each 1,000 (in the currency or currency unit in which such Securities are denominated) principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing aforesaid duly designating him as the person to vote on behalf of other Holders of such series. At any meeting of Holders, the presence of persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 14.02 or Section 14.03 may be adjourned from time to time by a majority of such Holders present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 14.06.  Voting.

        The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in triplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 14.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the triplicates shall be delivered to each of the Company and the Guarantor and the other to the Trustee to be preserved by the Trustee.

        Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 14.07.  No Delay of Rights by Meeting.

        Nothing contained in this Article Fourteen shall be deemed or construed to authorize or permit by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                         PNC FUNDING CORP

                                         by  /s/ WILLIAM J. JOHNS
                                            --------------------------
                                            Authorized Officer
(CORPORATE SEAL)

Attest: /s/ WILLIAM F. STROME
       -------------------------
       (Asst.) Secretary

                                         PNC FINANCIAL CORP

                                         by /s/ R. HAUNSCHILD
                                            ------------------------
                                            Authorized Officer

(CORPORATE SEAL)

Attest: /s/ WILLIAM F. STROME
        ------------------------
        (Asst.) Secretary

                                        MANUFACTURERS HANOVER TRUST
                                         COMPANY

                                         by /s/ W. B. DODGE
                                            -------------------------
                                            Vice President

(CORPORATE SEAL)

Attest: /s/ ANNE G. BRENNER
        -------------------------
       Assistant Vice President

COMMONWEALTH OF PENNSYLVANIA     )
                                 )       ss:
COUNTY OF ALLEGHENY              )

        On this 16th day of December, 1991, before me personally appeared William J. Johns , to me known, who, being by me duly sworn, did depose and say that he resides at 215 Orr Road, Pittsburgh, PA 15241 ; that he is Vice President of PNC FUNDING CORP, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                         /s/ MARIANNE S. DEAN
                                         --------------------------
                                         [Notary Public]

(NOTARIAL SEAL)

COMMONWEALTH OF PENNSYLVANIA     )
                                 )       ss:
COUNTY OF ALLEGHENY              )

        On this 16th day of December, 1991, before me personally appeared Robert L. Haunschild , to me known, who, being by me duly sworn, did depose and say that he resides at 156 Valley Road, Wexford, PA 15090 ; that he is Sr. Vice President of PNC FINANCIAL CORP, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                         /s/ MARIANNE S. DEAN
                                         --------------------------
                                         [Notary Public]

(NOTARIAL SEAL)

STATE OF NEW YORK        )
                         )       ss:
COUNTY OF NEW YORK       )

        On this 17th day of December, 1991, before me personally appeared W.B. Dodge , to me known, who, being by me duly sworn, did depose and say that he resides at 3582 Kenora Pl., Seaford, N.Y.,; that he is Vice President of MANUFACTURERS HANOVER TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                         /s/ ALICIA CASTELLE
                                         ----------------------------
                                         [Notary Public]

(NOTARIAL SEAL)